UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23480

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StepStone Private Markets

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(Exact name of registrant as specified in charter)

128 S Tryon St., Suite 1600

Charlotte, NC 28202

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(Address of principal executive offices) (Zip code)

Robert W. Long

Chief Executive Officer

StepStone Group Private Wealth LLC

128 S Tryon St., Suite 1600

Charlotte, NC 28202

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(Name and address of agent for service)

Registrant's telephone number, including area code: (704) 215-4300

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Date of fiscal year end: March 31

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Date of reporting period: March 31, 2024

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ITEM 1. REPORTS TO STOCKHOLDERS.

(a) The Report to Shareholders is attached herewith.

StepStone Private Markets

Consolidated Financial Statements

For the Year Ended March 31, 2024

Annual Report

Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund or your financial intermediary. You may elect to receive all future reports, including your shareholder reports, in paper free of charge by contacting the Fund at 704-215-4300. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all StepStone Funds.

StepStone Private Markets

Table of Contents

For the Year Ended March 31, 2024

Manager's Discussion and Analysis of Fund Performance (unaudited)	2 - 4
Report of Independent Registered Public Accounting Firm	5
Consolidated Schedule of Investments	6 - 13
Consolidated Statement of Assets and Liabilities	14
Consolidated Statement of Operations	15
Consolidated Statements of Changes in Net Assets	16
Consolidated Statement of Cash Flows	17 - 18
Consolidated Financial Highlights	19 - 22
Notes to Consolidated Financial Statements	23 - 33
Trustees and Officers (unaudited)	34 - 35
Approval of Investment Advisory and Sub-Advisory Agreements (unaudited)	36 - 38
Other Information (unaudited)	39
Privacy Notice (unaudited)	40 - 41

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling (704) 215-4300; or through the Fund’s website at https:// www.stepstonegroup.com/what-we-do/solutions-services/private-wealth-solutions/sprim/; or both; and (ii) on the Commission’s website at http://www.sec.gov.

StepStone Private Markets

Manager’s Discussion and Analysis of Fund Performance (unaudited)

March 31, 2024

Introduction

StepStone Private Markets (“SPRIM” or the “Fund”) offers accredited investors global exposure to the major private market asset classes in an open architecture solution that targets attractive risk-adjusted returns. SPRIM’s portfolio seeks to be well-diversified across underlying managers and by sector, strategy, geography and vintage year.

Designed specifically for individual investors and small institutions, SPRIM’s investor-centric structure emphasizes convenience, efficiency and transparency. An evergreen fund, SPRIM raises capital daily while providing liquidity through quarterly redemptions. There are no ongoing capital calls. Investors will receive dividend distributions, and tax reporting is provided via Form 1099.

Performance1

We are pleased to report that SPRIM (Class I) generated a net return of 13.79% for the fiscal year ending March 31, 2024. Since its inception on October 1, 2020, SPRIM has delivered a 24.39% annualized return and a 114.63% total return. SPRIM posted positive returns in 31 of its 42 months of operations and reached $2.3 billion of assets under management as of March 31, 2024.

Portfolio Construction Drives Returns

We believe that the Fund’s strong returns since inception benefited from a balanced mix of:

•	Discounted limited partner-led secondary purchases of high-quality assets closer to their expected realization;

•	Longer-duration exposure to attractive assets through general partner (“GP”)-led secondary continuation vehicles and co-investments;

•	Defensive underwriting, targeting resilient diversified exposure in less cyclical end markets, and pricing designed to deliver attractive returns in the event of a severe or prolonged economic downturn;

•	High velocity of capital allowing SPRIM to continuously invest into a distinctively attractive secondary buying environment; and

•	Complementary allocations to real assets and private debt helping to dampen volatility, providing consistent income and reducing the impact of inflation.

Return Components and Benchmark

Despite the challenging market environment for exits, SPRIM (Class I) achieved a 13.79% gain in fiscal year 2024 versus a 25.72% gain in the MSCI World Index,2 SPRIM’s primary benchmark. While our fiscal year return trailed the benchmark, it met our long-term target. More importantly, our inception to date total return of 114.63% has substantially outperformed the MSCI World Index total return of 54.86%. We attribute our performance during the fiscal year to the following factors.

•	Underlying portfolio companies continuing to perform well by maintaining margins and growing earnings along with the value of many companies recovering from negative valuation pressure experienced in fiscal year 2023, resulting in unrealized gains of approximately $43.6 million in fiscal year 2024.

•	Although merger and acquisition activity declined materially in fiscal year 2024 compared to recent years, our portfolio continued to experience liquidity events, with realized gains and income distributions totaling approximately $73.4 million.

•	Favorable supply/demand dynamics in the secondary markets resulting in attractive discounts, which have allowed us to purchase assets managed by GPs, who we believe are historically top-tier managers, at meaningful discounts to net asset value (“NAV”). Unrealized gains from secondary discounts totaled approximately $118.3 million.

Liquidity and Redemptions

We believe SPRIM has ample liquidity to meet its obligations and is well-positioned to execute on investment opportunities in fiscal year 2025. As of March 31, 2024, SPRIM held $249.9 million of cash and cash equivalents and $123.9 million of short-term investments and had $150.0 million available to be drawn under its credit facility.3

During fiscal year 2024, SPRIM conducted four quarterly redemptions, each providing for up to 5% of outstanding shares to be repurchased. Redemptions are completed on a quarterly basis, and the proceeds are disbursed shortly after NAV per share is determined on the date of repurchase.4 Over the course of fiscal year 2024, an average of 1.00% of outstanding shares were redeemed in each quarter.5

StepStone Private Markets

Manager’s Discussion and Analysis of Fund Performance (unaudited) (continued)

March 31, 2024

Investing Through the Cycle, Focused on Secondaries

SPRIM executed on its strategy of consistently investing through market cycles while leveraging StepStone’s global scale and depth to deploy $742.4 million in 43 separate private market transactions during the fiscal year ending March 31, 2024. In a market that we believe has been favorably repriced, SPRIM focused on secondaries by investing in 28 secondary purchases and selectively added 13 co-investments and two seasoned primaries. Private equity represented the majority of this deployment at $556.0 million, complemented by $116.2 million in real assets and $70.2 million in private debt.

SPRIM has assembled a portfolio of 168 funds and 37 co-investments managed by 127 fund sponsors at year-end. The portfolio includes over 2,000 underlying companies, broadly diversified in all key private market metrics, such as industry, size, vintage year and geography in a manner designed to mitigate volatility and risk. Within the context of a diversification strategy, SPRIM focused on more durable industries that may benefit from long-term growth trends such as Information Technology, Industrials and Healthcare.

This commentary reflects the viewpoints of StepStone Group Private Wealth LLC as of March 31, 2024 and is not intended as a forecast or guarantee of future results.

Average Annual Total Returns as of March 31, 20241

	1 Year	Since Inception[6]
StepStone Private Markets, Class I	13.79%	24.39%
StepStone Private Markets, Class D	13.51%	24.18%
StepStone Private Markets, Class S	8.75%	22.55%
StepStone Private Markets, Class T	8.88%	22.54%
MSCI World Index[2]	25.72%	13.31%

Performance of a $1,000,000 Investment

The chart above represents the hypothetical growth of a $1,000,000 investment in Class I shares. Returns for the Fund's other classes will vary from what is seen above due to differences in fee structures, specifically the distribution and shareholder servicing fees associated with brokers, dealers and certain Registered Investment Advisors and other financial intermediaries.

StepStone Private Markets

Manager’s Discussion and Analysis of Fund Performance (unaudited) (continued)

March 31, 2024

The performance data quoted herein represents past performance, and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance does not predict future performance.

The Fund’s performance assumes the reinvestment of dividends. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Performance is cumulative and represents the percent change in NAV and assumes reinvestment of all distributions pursuant to SPRIM’s distribution reinvestment plan. Total returns shown assume the maximum sales load is deducted from the initial investment.

2 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The MSCI World Index is a total return index and SPRIM’s primary benchmark.

3 See Note 7 of the consolidated financial statements for further details on the credit facility.

4 Please review the Fund’s prospectus for the redemption policy.

5 Figure is the average of each quarter’s percentage of outstanding shares redeemed.

6 The date of inception for all share classes is October 1, 2020.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

StepStone Private Markets

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of StepStone Private Markets (the “Fund”), including the consolidated schedule of investments, as of March 31, 2024, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the three years in the period then ended and the period from October 1, 2020 (commencement of operations) to March 31, 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at March 31, 2024, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and its consolidated financial highlights for each of the three years in the period then ended and the period from October 1, 2020 (commencement of operations) to March 31, 2021, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2024, by correspondence with the custodians, investment funds or portfolio company investees; when replies were not received from investment funds or portfolio company investees, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the StepStone Group LP investment companies since 2020.

New York, New York

May 30, 2024

A member firm of Ernst & Young Global Limited

StepStone Private Markets

Consolidated Schedule of Investments

March 31, 2024

Investments	Asset Class	Acquisition Date	Fair Value
Co-Investments - 10.8%[1,2,3,4]
Europe - 3.5%
BC Partners Defender Co-Investment L.P.	Private Equity	09/10/2021	$5,146,149
Blackstone Infrastructure Hogan Co-Invest 2 (CYM) L.P.[5]	Real Assets	08/30/2023	13,886,353
Blackstone Infrastructure Miro Co-Invest (CYM) L.P.[5]	Real Assets	04/25/2022	12,607,485
Enak Aggregator Limited Partnership	Private Equity	01/18/2022	3,554,689
Hao Tian Asia Investment Co Ltd. Facility A ($1,088,740 principal amount, 10.65%, 10/11/2024)*,6	Private Debt	06/04/2021	1,088,740
Kindred Capital Co-Invest I LP	Private Equity	04/26/2022	12,580,400
KKR Cretaceous Co-Invest L.P.	Real Assets	12/08/2022	15,705,065
Palace Co-Invest, SLP	Real Assets	08/07/2021	11,047,578
Triton C Investment A L.P.	Private Equity	03/29/2022	5,697,231
Total Europe			81,313,690

North America - 6.9%
AMP-20 Sterling Limited Partnership	Private Equity	08/02/2023	4,242,055
Ares CARS Co-Invest, L.P.*,5	Real Assets	05/26/2022	21,891,769
Ascend SMG Co-Invest 1, L.P.	Private Equity	09/25/2023	2,696,323
BPCP Speedstar Acquisition, LLC (1,900 common shares)*,6,7	Private Equity	01/20/2021	3,466,165
Cendyn Group Holdings LLC (573 preferred shares)*,6	Private Equity	10/05/2023	21,794,124
Cinven Discovery Limited Partnership	Private Equity	09/22/2022	3,409,142
Decisions, LLC (1,718,769 common shares)[6,8]	Private Equity	12/28/2020	6,548,770
EQT X Co-Investment (F) SCSp	Private Equity	02/09/2024	4,905,214
FH Sunrise Co-Investment I, LP (4,365,458 common shares)	Private Equity	05/01/2023	4,723,282
IPEX Co-Invest, L.P.	Private Equity	02/28/2024	5,000,000
JFL-Rand Co-Invest US Partners, L.P.[5]	Private Equity	03/10/2023	6,949,248
JFL-Tiger Co-Invest Partners, L.P. [5]	Private Equity	10/12/2023	4,166,162
KKR Apple Co-Invest L.P.*	Real Assets	09/20/2021	6,384,279
LJ Perimeter Co-Invest, L.P.[5]	Private Equity	10/28/2022	4,828,326
MH Fund II Co-Invest, LP5,7	Real Assets	03/23/2021	6,361,400
Mosyle Corporation - Series B-2 (45,010 preferred shares)[6]	Private Equity	04/21/2022	1,083,980
MPP KKC Holdings, LLC (3,000,000 common shares)[6,7]	Private Equity	11/10/2021	5,730,000
Novacap TMT VI Co-Investment (Cadenza), L.P.[5]	Private Equity	08/22/2023	2,003,797
OSP Co-Invest II, LP - MB series[7]	Private Equity	01/02/2024	9,993,961
Palms Co-Investment Partners, L.P.	Private Equity	06/03/2022	4,672,071
Pediatric Home Respiratory Services, LLC Ninth Amendment Term Loan ($5,000,000 principal amount, 11.96408%, 12/5/2025)*,6	Private Debt	10/20/2023	4,900,219
Pegasus Coinvestors, L.P.*,5,8	Real Assets	10/05/2021	4,252,811
Providence VIII Tetris Co-Investment-A L.P.	Private Equity	11/18/2022	4,360,276
RPIII FB Co-Invest LLC[8]	Private Equity	03/02/2023	5,005,058
THL Fund IX Investors (Beacon), L.P.[6]	Private Equity	05/05/2021	4,351,617
TPG VIII Merlin CI II, L.P.*,5	Private Equity	07/30/2021	2,745,443
WP Irving Co-Invest, L.P.*	Private Equity	04/11/2022	2,695,789
Total North America			159,161,281

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Schedule of Investments (continued)

March 31, 2024

Investments	Asset Class	Acquisition Date	Fair Value
Co-Investments (continued)
Rest of the World - 0.4%
BGO Asia III Blossoms Co-Investment LP5,9	Real Assets	10/10/2023	$9,708,262
Total Rest of the World			9,708,262
Total Co-Investments (Cost $228,036,606)			250,183,233

Primary Investment Funds - 2.8%[1,2,3,4]
Europe - 0.3%
Growth Capital Partners Fund V LP*,5,10	Private Equity	04/14/2022	7,387,626
Total Europe			7,387,626

North America - 2.1%
Dunes Point Capital Fund III-A, L.P.*,5	Private Equity	10/12/2023	20,262,428
Imaginary I Opportunity, L.P.	Private Equity	04/21/2022	2,240,925
OceanSound Partners Fund, LP*,5,10	Private Equity	02/28/2022	15,029,543
PennantPark Capital Liquidity Solutions, LP5	Private Debt	08/04/2023	5,030,084
Tiger Global Private Investment Partners XV Feeder, L.P.[5]	Private Equity	03/23/2022	6,205,089
Total North America			48,768,069

Rest of World - 0.4%
Eve One Fund II L.P.[5]	Private Equity	03/11/2022	8,179,751
Total Rest of World			8,179,751
Total Primary Investment Funds (Cost $55,473,837)			64,335,446

Secondary Investment Funds - 68.6%[1,2,3,4]
Europe - 11.0%
Advent International GPE VII-E Limited Partnership*,5,9	Private Equity	12/31/2021	284,571
Advent International GPE VIII-H Limited Partnership[9]	Private Equity	12/31/2021	3,556,793
Altor Fund IV (No. 1) AB*,5	Private Equity	12/30/2022	10,219,737
Altor Fund V (No. 1) AB*,5	Private Equity	12/30/2022	19,266,966
Altor Fund V (No. 2) AB5	Private Equity	06/30/2023	2,098,942
Astorg IQ-EQ Fund[5]	Private Equity	12/31/2021	1,070,016
Astorg V Fund	Private Equity	01/11/2021	11,868
DFI European Value-Add Fund II5,10	Real Assets	07/12/2021	1,098,414
EQT Infrastructure IV (No.2) EUR SCSp[5,10]	Real Assets	09/29/2023	8,396,054
EQT Infrastructure IV (No.2) USD SCSp[5,10]	Real Assets	10/10/2023	67,061,395
EQT IX (No.2) EUR SCSp[5,9]	Private Equity	07/06/2022	13,854,301
EQT VIII (No.2) SCSp[5,9]	Private Equity	07/06/2022	5,814,768
Equistone Partners Europe Fund IV5	Private Equity	12/31/2020	271,298
EuroStone SRIO II S.C.A.[5,10]	Real Assets	07/12/2021	134,661
Fifth Cinven Fund (No. 1) Limited Partnership[10]	Private Equity	10/30/2020	1,708,705
Harbert European Real Estate Fund III, L.P.[5]	Real Assets	07/12/2021	9,341
InfraRed Infrastructure V (1) LP*,5	Real Assets	06/29/2022	5,755,650
Kitty Hawk Capital Partners IV L.P.[5,10]	Real Assets	07/12/2021	552,009
LQG JV Landmark Portfolio GmbH & Co. KG10	Real Assets	07/12/2021	586,112
Macquarie European Infrastructure Fund 4 FPCI*,5	Real Assets	04/25/2023	5,327,512

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Schedule of Investments (continued)

March 31, 2024

Investments	Asset Class	Acquisition Date	Fair Value
Secondary Investment Funds (continued)
Europe (continued)
Macquarie European Infrastructure Fund 5 SCSp*,5	Real Assets	04/25/2023	$20,173,711
MI Continuation Fund A (1,199 common shares)[5]	Private Equity	02/23/2024	8,842,618
Oakley Capital Guinness B2 SCSp[5]	Private Equity	06/08/2023	8,924,313
PSC Accelerator II (A), LP5	Private Equity	11/23/2023	2,647,659
Sixth Cinven Fund (No. 3) Limited Partnership*,5,10	Private Equity	10/30/2020	5,728,959
Strategic Opportunities Fund I GmbH & Co. KG5	Private Equity	02/05/2024	12,985,693
Ufenau Continuation 3, SLP[5]	Private Equity	04/14/2022	26,973,224
Valar Co-Invest 1 LP11	Private Equity	12/29/2020	3,663,966
VIP SIV I LP5	Private Equity	05/06/2022	17,882,461
WREP#2 Luxco S.à r.l.[10]	Real Assets	07/12/2021	507,151
Total Europe			255,408,868

North America - 56.9%
ABRY Partners VI, L.P.*,5,10	Private Equity	03/31/2021	62,937
ABRY Senior Equity III, L.P.*,5,10	Private Equity	03/31/2021	11,387
Accordion DC Holdings, LP	Private Equity	12/08/2022	6,118,513
AEA Investors Fund V LP5,9	Private Equity	12/31/2021	171,733
AHP Fund I PV Feeder L.P.*,5	Private Equity	12/28/2020	2,309,134
AHP Fund II PV Feeder L.P.*,5	Private Equity	12/28/2020	7,951,538
Album Ventures MSL-C, LP	Private Equity	04/21/2022	3,914,438
Amaranth DC Holdings, LP	Private Equity	02/23/2024	27,941,758
Ampersand CF Limited Partnership	Private Equity	11/13/2020	1,470,631
Apollo Natural Resources Partners II, L.P.*,5,9	Real Assets	04/01/2021	492,783
Apollo Natural Resources Partners, L.P.*,5,9	Real Assets	04/01/2021	23,983
Apollo Overseas Partners (Delaware 892) VIII, L.P.*,5,9	Private Equity	04/01/2021	1,229,686
Apollo Overseas Partners IX, L.P.*,5,9	Private Equity	01/01/2022	3,263,034
Ares Pathfinder Fund (Offshore), L.P.[5]	Private Debt	04/01/2023	40,653,482
Audax Private Equity Fund IV CF, L.P.[5]	Private Equity	12/24/2020	6,008,755
Berkshire Fund IX, L.P.*,5,7	Private Equity	09/04/2021	3,592,493
Berkshire Fund VIII, L.P.*,5,7	Private Equity	09/04/2021	2,356,398
Berkshire Fund X, L.P.*,5,7	Private Equity	09/04/2021	1,726,468
Blackstone Capital Partners VI L.P.*,5,9	Private Equity	01/01/2021	584,640
Blue Point Capital Partners III, L.P.[5,10]	Private Equity	06/30/2022	2,523,654
Blue Point Capital Partners IV, L.P.[5,10]	Private Equity	06/30/2022	11,951,795
Blue Point Capital Partners V (A), L.P.*,5	Private Equity	06/30/2022	1,685,363
Brookfield Infrastructure Fund IV (ER) SCSp*,5,9	Real Assets	01/30/2024	3,398,372
BV RN Continuation Fund, L.P.[5]	Private Equity	10/10/2023	4,207,231
Catterton Partners VII, L.P.*,5	Private Equity	12/31/2021	2,633,098
CD&R Value Building Partners I, L.P.*	Private Equity	12/17/2021	10,525,177
Clayton, Dubilier & Rice Fund X, L.P.*,5,9	Private Equity	12/31/2021	6,877,852
Clearlake Capital Partners VI (Offshore), L.P.*,5	Private Equity	09/29/2022	18,778,131

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Schedule of Investments (continued)

March 31, 2024

Investments	Asset Class	Acquisition Date	Fair Value
Secondary Investment Funds (continued)
North America (continued)
Clearlake Capital Partners VI, L.P.*,5	Private Equity	12/30/2022	$10,183,384
Clearview Capital Fund II, L.P.[5,10]	Private Equity	03/31/2021	3,261
Cortland Growth and Income, L.P. (16,797 common shares)*,12	Real Assets	04/01/2022	19,983,694
Court Square Capital Partners (Offshore) III, L.P.*,5	Private Equity	03/07/2024	18,136,651
Court Square Capital Partners III, L.P.*,5,9	Private Equity	03/07/2024	21,550,335
Court Square Capital Partners V, L.P.[5]	Private Equity	03/07/2024	—
Encore Consumer Capital Fund (PV) IV, LP*,5	Private Equity	06/30/2022	1,852,534
Encore Consumer Capital Fund III, LP*,5,9	Private Equity	06/30/2022	21,971,438
Excellere Capital Fund II, L.P.[5]	Private Equity	04/01/2021	3,517,115
FFL Parallel Fund IV, L.P.*,5,9	Private Equity	01/01/2021	670,096
Franklin BSP Capital Corporation (2,276,656 common shares)*	Private Debt	03/31/2022	32,988,747
Fulcrum Capital Partners V, LP*,5	Private Equity	12/31/2021	2,298,040
Global Infrastructure Partners II-C, L.P.*,5	Real Assets	06/30/2021	7,140,468
Gores Capital Partners III, L.P.[5,9]	Private Equity	01/01/2021	37,464
Green Equity Investors CF III-B, L.P.[5,9]	Private Equity	12/21/2023	1,008,781
Green Equity Investors IX, L.P.[5]	Private Equity	06/30/2022	1,641,437
Green Equity Investors Offshore Fund VII, L.P.[5]	Private Equity	09/30/2022	4,861,324
Green Equity Investors Offshore Fund VIII, L.P.[5]	Private Equity	09/30/2022	4,084,787
Green Equity Investors Side CF III-B, L.P.[5]	Private Equity	12/21/2023	5,408,617
Green Equity Investors Side VII, L.P.[5]	Private Equity	06/30/2023	43,401,669
Green Equity Investors VII, L.P.[5,9]	Private Equity	06/30/2022	9,054,621
Green Equity Investors VIII, L.P.[5,9]	Private Equity	06/30/2022	4,753,708
Gridiron Capital Fund II, L.P.*,5,10	Private Equity	04/01/2021	565,861
Gridiron Strategic Advisors Fund, L.P.[5]	Private Equity	04/01/2021	21,041
Gryphon Partners IV, L.P.*,5	Private Equity	12/31/2021	1,501,421
H.I.G. Realty Credit SRE Non-REIT Feeder Fund, L.P.*,5	Real Assets	10/01/2021	6,289,563
Halifax Capital Partners IV, L.P.[5]	Private Equity	06/30/2023	2,211,969
Halifax Capital Partners V, L.P.[5]	Private Equity	06/30/2023	283,653
Harvest Partners IX (Parallel), L.P.*,5	Private Equity	11/01/2022	4,422,807
Harvest Partners VI, L.P.[5,8]	Private Equity	03/31/2021	1,480,366
Harvest Partners VII (Parallel), L.P.*,5	Private Equity	11/01/2022	9,381,483
Harvest Partners VII, L.P.*,5	Private Equity	11/01/2022	17,710,513
Hellman & Friedman Capital Partners IX, L.P.*,5,10	Private Equity	06/30/2022	13,600,369
HPH II International FF, LP5	Private Equity	07/12/2021	6,603,905
HS Mohawk Fund I LP5	Private Equity	03/28/2024	17,727,020
Insight Partners Continuation Fund II, L.P.[5]	Private Equity	03/31/2023	53,976,607
Jade Equity Investors Offshore Fund, L.P.[5]	Private Equity	09/30/2022	1,880,217
JFL-NG Continuation Fund, L.P.[5]	Private Equity	10/27/2021	4,403,560
Kelso Breathe Investor (DE), L.P.[5]	Private Equity	02/11/2021	8,105,564
L Catterton VIII Offshore, L.P.*,5	Private Equity	12/31/2021	871,418
Littlejohn Fund IV-A, L.P.[5,9]	Private Equity	12/31/2020	430,395
LLR Equity Partners III, L.P.[5,10]	Private Equity	04/02/2021	120,627

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Schedule of Investments (continued)

March 31, 2024

Investments	Asset Class	Acquisition Date	Fair Value
Secondary Investment Funds (continued)
North America (continued)
Madison Dearborn Capital Partners VIII-C, L.P.*,5	Private Equity	03/12/2021	$785,089
Marlin Equity Partners IV, L.P.	Private Equity	12/29/2023	2,441,918
Maroon Investors, LP5	Private Equity	07/13/2023	3,730,505
MLC Private Equity Partners Feeder, L.P.[5]	Private Equity	03/25/2024	263,080,186
Oak Hill Capital Partners V (Offshore 892), L.P.[5]	Private Equity	01/29/2021	2,782,394
Oak Hill Capital Partners V (Offshore), L.P.[5]	Private Equity	07/06/2023	31,163,885
Oak Hill Capital Partners VI (TE 892), L.P.*,5	Private Equity	07/06/2023	6,973,247
Octagon StepStone CLO Fund, LTD. (50,000 common shares)	Private Debt	02/07/2023	59,648,306
Odyssey Investment Partners Fund IV, LP5	Private Equity	04/01/2021	219,308
OHCP V GA COI, L.P.	Private Equity	12/16/2020	4,369,136
Paddington Partners, L.P.[5]	Private Equity	01/10/2024	87,469,187
Parallaxes Capital Opportunity Feeder Fund VI, L.P.[5]	Private Equity	03/27/2024	767,598
Patriot SPV, L.P.	Private Equity	03/18/2021	5,275,420
Pegasus WSJLL Fund, L.P.*,5	Private Equity	12/14/2021	14,807,679
Pine Brook Capital Partners II, L.P.*,5,9	Private Equity	12/31/2020	2,104,444
PTEV, L.P.[5,7]	Private Equity	12/30/2021	1,774,150
Riverside Capital Appreciation Fund VI, L.P.[5]	Private Equity	12/31/2021	2,391,501
Riverside Micro-Cap Fund IV B A, L.P.[5]	Private Equity	12/31/2021	2,845,054
Riverside Micro-Cap Fund IV-A, L.P.[5]	Private Equity	12/31/2021	9,855,458
Roark Capital Partners CF LP*,5	Private Equity	08/26/2022	25,320,157
Saw Mill Capital Investors, L.P.[5,8]	Private Equity	04/09/2021	228,228
SBJ Fund, LP5,10	Private Equity	07/31/2023	1,394,281
Sentinel MCA AV, L.P.[5]	Private Equity	10/13/2023	7,500,000
SPC Partners IV, L.P.[5,10]	Private Equity	03/31/2021	894,007
SPC Partners V, L.P.[5,9]	Private Equity	12/31/2020	183,106
Sterling Investment Partners III, L.P.*,5,9	Private Equity	01/01/2021	783,024
Stonepeak Infrastructure Fund III LP*,5,10	Real Assets	09/29/2023	6,813,321
Stripes Continuation Feeder Fund, LP5	Private Equity	10/29/2021	2,240,021
TA Atlantic and Pacific VII-B L.P.[5,9]	Private Equity	12/31/2020	1,888,028
Tailwind Capital Partners II (Cayman) L.P.[5]	Private Equity	12/31/2020	1,281,903
THL HT Parallel SPV, L.P.*,5	Private Equity	11/30/2020	4,432,902
Thoma Bravo Fund XI-A, L.P.[5]	Private Equity	01/01/2022	2,424,859
Thoma Bravo Fund XI-A, L.P.[5]	Private Equity	01/01/2022	2,012,464
TowerBrook Investors III Trust	Private Equity	12/31/2020	18,654
TPG Growth II, L.P.[5,10]	Private Equity	04/09/2021	127,586
TPG Partners VII, L.P.*,5	Private Equity	01/05/2023	22,139,587
TPG Partners VIII, L.P.*,5,13	Private Equity	06/30/2022	61,123,667
Trident VIII, L.P.[5]	Private Equity	12/30/2022	8,918,552
Trinitas Capital Management, LLC[9]	Private Debt	03/15/2024	34,217,475
Trinity Hunt Partners CF, L.P.[5]	Private Equity	10/14/2022	24,687,211
Trive Capital Fund I (Offshore) LP5	Private Equity	12/31/2021	192,724

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Schedule of Investments (continued)

March 31, 2024

Investments	Asset Class	Acquisition Date	Fair Value
Secondary Investment Funds (continued)
North America (continued)
Trive Capital Fund II (Offshore) LP5	Private Equity	12/31/2021	$1,366,232
Trive Capital Fund III LP5,8	Private Equity	12/31/2021	9,164,074
Trive Capital Fund III-A LP5	Private Equity	12/31/2021	2,646,873
Trive Capital Fund IV-A LP*,5	Private Equity	12/31/2021	846,352
Trive Structured Capital Fund I-A LP*,5	Private Equity	12/31/2021	2,578,943
Vector Capital V, L.P.[5]	Private Equity	12/31/2021	6,348,338
Vista Equity Endeavor Fund I-A, L.P.[5]	Private Equity	01/01/2022	1,419,035
Water Street Healthcare Partners II, L.P.[5]	Private Equity	04/01/2021	197,476
Webster Equity Partners III-A, L.P.[5]	Private Equity	04/29/2021	5,693,987
Webster Equity Partners III-B, L.P.	Private Equity	01/17/2024	1,141,918
West Street Real Estate Secondary Partners B, L.P.[5,7]	Real Assets	12/10/2021	3,983,624
WestCap Strategic Operator Offshore Feeder, L.P.*	Private Equity	04/13/2022	5,457,721
WestCap Strategic Operator US Feeder Fund, L.P.*,5,10	Private Equity	04/13/2022	13,656,178
Westview Capital Partners III, L.P.[5,9]	Private Equity	12/31/2021	2,086,249
XPV Water Extended Value Fund LP5	Private Equity	10/03/2022	15,537,631
Total North America			1,322,031,847

Rest of World - 0.7%
Carlyle MENA Partners, L.P. and Parallel Vehicles*,5,9	Private Equity	01/01/2021	225,848
Carlyle South America Buyout Fund, L.P. and Parallel Vehicles*,5,9	Private Equity	01/01/2021	409,022
NewQuest Asia Fund IV HH, L.P.[5]	Private Equity	04/25/2022	11,702,423
Vertex IV CF L.P.[5]	Private Equity	01/04/2022	4,974,500
Total Rest of World			17,311,793
Total Secondary Investment Funds (Cost $1,352,578,409)			1,594,752,508

Short-Term Investments - 5.3%
Fidelity Investments Money Market Government Portfolio — Class I, 5.21% (123,949,220 shares)[14,15]			123,949,220
Total Short-Term Investments (Cost $123,949,220)			123,949,220

Total Investments - 87.5% (Cost $1,760,038,072)			$2,033,220,407
Other assets in excess of liabilities - 12.5%			291,266,084
Net Assets - 100.0%			$2,324,486,491

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Schedule of Investments (continued)

March 31, 2024

*	Investment is non-income producing.
1	Geographic region generally reflects the location of the investment manager.
2	Investments do not issue shares or hold outstanding principal, except where noted. Terms shares and units are used interchangeably.
3	Investments do not allow redemptions or withdrawals except at discretion of its general partner, manager or advisor and the final distribution date is not known at this time, except where noted.
4	Private investments are generally issued in private placement transactions and as such are generally restricted as to resale. There are no circumstances that could cause a lapse in the restriction to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under acquisition date as shown in the Consolidated Schedule of Investments. Total fair value of restricted investments as of March 31, 2024 was $1,909,271,187, or 82.2% of net assets. As of March 31, 2024, the aggregate cost of each investment restricted to sale was $3,061,767, $14,021,181, $11,376,546, $2,875,802, $1,190,219, $15,125,016, $14,300,000, $9,370,425, $4,912,115, $3,926,704, $21,517,786, $2,562,567, $1,900,000, $21,794,124, $2,400,645, $2,700,000, $4,938,839, $4,365,458, $5,000,000, $6,942,637, $4,171,578, $5,173,770, $4,833,313, $6,152,186, $1,083,980, $3,000,000, $2,021,311, $10,010,000, $4,674,871, $4,912,688, $3,628,907, $3,859,723, $5,000,000, $2,488,198, $0, $2,266,896, $10,477,354, $5,390,390, $16,654,184, $3,000,000, $8,645,469, $5,000,000, $9,083,794, $7,700,000, $751,477, $3,436,115, $9,133,280, $15,758,351, $1,751,598, $517,283, $0, $1,420,063, $7,242,232, $55,354,976, $12,972,493, $6,407,135, $266,014, $65,596, $1,073,632, $0, $4,103,594, $361,212, $932,694, $2,834,432, $18,396,091, $8,437,701, $7,240,012, $2,326,280, $3,588,401, $13,009,960, $20,441,461, $2,108,519, $12,525,533, $363,874, $152,768, $55,651, $5,090,916, $1, $2,652,290, $7,686,869, $3,916,008, $28,000,000, $919,287, $384,338, $0, $1,510,768, $2,353,284, $36,459,097, $4,893,596, $3,030,778, $2,405,848, $1,519,953, $565,168, $2,083,864, $10,488,623, $1,666,748, $3,385,944, $3,362,231, $5,108,077, $8,424,554, $5,007,766, $14,557,501, $7,600,446, $786,788, $29,794,703, $13,357,954, $15,751,563, $0, $1,410,445, $17,443,113, $4,147,603, $643,888, $31,000,000, $1,931,349, $9,798,591, $2,457, $993,987, $1,283,784, $5,333,541, $3,276,814, $5,301,716, $39,272,891, $10,286,084, $3,753,987, $542,748, $258,960, $1,437,195, $6,816,167, $1,446,842, $235,012, $4,801,355, $1,667,265, $9,112,848, $17,381,383, $11,384,770, $4,503,616, $13,097,980, $40,612,500, $1,551,980, $2,383,603, $3,410,939, $1,039,549, $75,461, $301,587, $740,795, $2,877,709, $3,902,198, $209,137,899, $2,181,284, $26,389,791, $7,040,481, $50,000,000, $1, $2,462,945, $74,239,644, $891,634, $2,455,731, $13,045,530, $1,223,286, $1,559,649, $1,945,308, $1,939,186, $10,976,669, $17,736,709, $171,758, $1,328,784, $7,627,875, $1,227,436, $175,987, $627,473, $5,984,953, $2,899,628, $354,764, $883,033, $2,299,604, $4,182,853, $1,848,759, $107,310, $174,627, $17,547,269, $44,609,724, $6,110,870, $33,800,000, $20,146,836, $139,258, $658,404, $5,896,581, $1,735,764, $720,543, $2,579,330, $4,826,421, $717,300, $553,537, $3,869,035, $572,680, $4,350,340, $7,418,954, $16,691,530, $2,292,835, $10,880,356, $40,494, $739,449, $6,576,795 and $4,727,410, respectively, totaling $1,636,088,852.
5	Investment has been committed to but has not been fully funded by the Fund. See Note 3.
6	The fair value of the investment was determined using significant unobservable inputs.
7	Security is held by SPRIM LLC - Series A.
8	Security is held by SPRIM LLC - Series B.
9	Security is held by SPRIM Cayman II LLC.
10	Security is held by SPRIM Cayman LLC.
11	Partnership is invested solely in Wise plc listed on the London Stock Exchange effective July 7, 2021.
12	Investment offers quarterly redemptions with a quarter’s notice.
13	A portion of the security is held by SPRIM Cayman LLC and SPRIM LLC - Series B.
14	The audited financial statements of the fund can be found at sec.gov.
15	The rate reported is the 7-day effective yield at the period end.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Schedule of Investments (continued)

March 31, 2024

Summary of Investments by Strategy (as a percentage of total investments)
Secondary Investment Funds	78.4%
Co-Investments	12.3%
Primary Investment Funds	3.2%
Short-Term Investments	6.1%
Total Investments	100.0%

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Statement of Assets and Liabilities

March 31, 2024

Assets
Investments, at fair value (cost $1,760,038,072)	$2,033,220,407
Cash and cash equivalents	249,864,141
Cash denominated in foreign currency (cost $48)	48
Receivable for fund shares sold	49,372,700
Dividend and interest receivable	2,384,034
Investments paid in advance	1,185,972
Prepaid expenses	163,363
Distributions receivable from investments	15,289
Total Assets	2,336,205,954

Liabilities
Revolving credit facility	—
Less deferred debt issuance costs	(360,703)
Revolving credit facility less deferred debt issuance costs	(360,703)
Deferred tax liability	6,505,839
Management fees payable	2,615,482
Payable for investments purchased	1,671,928
Professional fees payable	592,026
Transfer agent fees payable	169,196
Administration fees payable	137,949
Trustees’ fees payable	51,250
Other accrued expenses	336,496
Total Liabilities	11,719,463
Commitments and contingencies (see Note 8)
Net Assets	$2,324,486,491

Composition of Net Assets:
Paid-in capital	$1,993,160,437
Total distributable earnings	331,326,054
Net Assets	$2,324,486,491

Class I:
Net Assets	$1,947,595,577
Outstanding Shares	37,651,634
Net Asset Value Per Share	$51.73
Class D:
Net Assets	$44,397,182
Outstanding Shares	861,872
Net Asset Value Per Share	$51.51
Class S:
Net Assets	$316,270,891
Outstanding Shares	6,205,274
Net Asset Value Per Share	$50.97
Class T:
Net Assets	$16,222,841
Outstanding Shares	318,552
Net Asset Value Per Share	$50.93

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Statement of Operations
For the Year Ended March 31, 2024

Investment Income
Dividend income (net of taxes withheld of $1,241,234)	$31,819,623
Interest income	11,154,167
Total Investment Income	42,973,790

Expenses
Management fees	21,941,288
Income tax expense	3,684,397
Revolving credit facility fees	2,229,981
Administration fees	1,442,793
Professional fees	1,404,115
Amortization of deferred investment costs	450,708
Transfer agent fees	597,484
Trustees’ fees	181,048
Shareholder servicing fees (Class D)	84,366
Distribution and shareholder servicing fees (Class S)	1,201,027
Distribution and shareholder servicing fees (Class T)	99,819
Other expenses	698,626
Total Expenses	34,015,652
Net Investment Income (Loss)	8,958,138

Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency
Net realized gain distributions from investments	41,547,779
Net realized loss on foreign currency transactions	(822)
Net change in unrealized appreciation (depreciation) on investments	161,875,404
Net change in unrealized appreciation (depreciation) on foreign currency translation	(473)
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency	203,421,888

Net Increase (Decrease) in Net Assets from Operations	$212,380,026

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
	March 31, 2024	March 31, 2023
Change in Net Assets Resulting from Operations:
Net investment income (loss)	$8,958,138	$(1,381,825)
Net realized gain (loss) on investments and foreign currency transactions	41,546,957	12,341,841
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	161,874,931	55,842,095
Net Increase (Decrease) in Net Assets Resulting from Operations	212,380,026	66,802,111
Distributions from Distributable Earnings:
Class I	(4,898,951)	(16,394,012)
Class D	(124,296)	(487,065)
Class S	(523,569)	(447,726)
Class T	(45,106)	(74,170)
Total Distributions from Distributable Earnings	(5,591,922)	(17,402,973)
Change in Net Assets Resulting from Capital Share Transactions:
Class I
Proceeds from shares issued	844,571,284	490,075,040
Reinvestment of distributions	2,857,348	10,189,628
Repurchase of shares	(59,396,777)	(28,124,884)
Exchange of shares	14,482,959	—
Total Class I Transactions	802,514,814	472,139,784
Class D
Proceeds from shares issued	23,089,085	15,334,320
Reinvestment of distributions	93,212	261,258
Repurchase of shares	(1,625,016)	(293,037)
Exchange of shares	(13,360,858)	—
Total Class D Transactions	8,196,423	15,302,541
Class S
Proceeds from shares issued	248,245,887	49,609,100
Reinvestment of distributions	522,728	382,623
Repurchase of shares	(1,438,055)	(803,871)
Exchange of shares	(1,122,101)	—
Total Class S Transactions	246,208,459	49,187,852
Class T
Proceeds from shares issued	8,693,882	5,594,829
Reinvestment of distributions	29,077	24,401
Repurchase of shares	(329,635)	—
Exchange of shares	—	—
Total Class T Transactions	8,393,324	5,619,230
Change in Net Assets Resulting from Capital Share Transactions	1,065,313,020	542,249,407

Total Increase (Decrease) in Net Assets	1,272,101,124	591,648,545
Net Assets
Beginning of period	1,052,385,367	460,736,822
End of period	$2,324,486,491	$1,052,385,367

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Statement of Cash Flows
For the Year Ended March 31, 2024

Cash Flows From Operating Activities
Net increase (decrease) in net assets from operations	$212,380,026
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(850,618,142)
Purchases of short-term investments, net	(123,949,220)
Proceeds from sales of investments	172,798
Distributions received from investments	79,026,977
Net realized gain distributions from investments	(41,547,779)
Net change in unrealized (appreciation) depreciation on investments	(161,875,404)
Net change on deferred tax	3,489,687
(Increase)/Decrease in Assets
Dividend and interest receivable	(853,008)
Investments paid in advance	8,654,363
Prepaid expenses	(163,363)
Distributions receivable from investments	46,667
Due from Feeder Fund	300,867
Other assets	96,044
Increase/(Decrease) in Liabilities
Management fees payable	1,334,286
Payable for investments purchased	(36,723,835)
Professional fees payable	29,415
Transfer agent fees payable	169,196
Administration fees payable	137,949
Trustees' fees payable	9,798
Other accrued expenses	(6,767)
Interest payable	(153,060)
Commitment fees payable	(168,750)
Net Cash Used in Operating Activities	(910,211,255)
Cash Flows from Financing Activities
Proceeds from issuance of shares, net of receivable for fund shares sold	1,075,227,438
Repurchase of shares	(75,436,154)
Distributions paid in cash	(2,089,557)
Subscriptions received in advance	(44,113,425)
Proceeds from revolving credit facility	37,500,000
Repayments of revolving credit facility	(37,500,000)
Debt issuance costs	(19,000)
Amortization of debt issuance costs	569,632
Net Cash Provided by Financing Activities	954,138,934

Net Increase in Cash and Cash Equivalents and Cash Denominated in Foreign Currency	43,927,679

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Statement of Cash Flows (continued)
For the Year Ended March 31, 2024

Cash and Cash Equivalents and Cash Denominated in Foreign Currency
Beginning of period	$205,936,510
End of period	$249,864,189

End of Period Balances
Cash and cash equivalents	$249,864,141
Cash denominated in foreign currency	48
End of Period Balance	$249,864,189

Supplemental Disclosure of Cash Flow Information
Reinvestment of distributions	$3,502,365
Cash paid during the year for interest expense and commitment fees	$1,982,159
Cash paid during the year for taxes	$192,186
Stock distributions received in-kind from investments	$178,456

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Financial Highlights
Class I

Per share operating performance for a capital share outstanding throughout each period

	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Period Ended March 31, 2021*
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$45.61	$43.07	$33.65	$25.00
Activity from investment operations:
Net investment income (loss)[1]	0.30	(0.07)	(0.54)	(0.89)
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments and foreign currency translation	5.98	3.57	10.44	9.54
Total from investment operations	6.28	3.50	9.90	8.65
Less distributions:
From net investment income	—	(0.40)	(0.23)	—
From net realized gains	(0.16)	(0.56)	(0.25)	—
Total distributions	(0.16)	(0.96)	(0.48)	—
Net Asset Value per share, end of period	$51.73	$45.61	$43.07	$33.65

Net Assets, end of period (in thousands)	$1,947,596	$963,316	$445,249	$81,122

Ratios to average shareholders’ equity:
Net investment income (loss)[2]	0.63%	(0.16)%	(1.36)%	(5.85)%
Gross expenses[3]	2.09%	2.32%	3.38%	11.57%
Adviser expense (reimbursement)/recoupment[4]	—%	0.13%	0.18%	(5.52)%
Net expenses[3]	2.09%	2.45%	3.56%	6.05%
Total return[5,6]	13.79%	8.23%	29.43%	34.60%
Portfolio turnover rate[7]	0.01%	4.35%	25.31%	5.95%

Senior Securities:
Total borrowings (000s)	$—	$—	$—	$20,000
Asset coverage per $1,000 unit of senior indebtedness[8]	N/A	N/A	N/A	4.29

*	The Class commenced operations on October 1, 2020.
1	Per share data calculated using average shares outstanding during the period.
2	Net investment income (loss) ratios have been annualized for periods of less than twelve months.
3	Expense ratios have been annualized for periods of less than twelve months. Ratio includes the deferred amount of income tax expense related to SPRIM LLC. For the fiscal years ended March 31, 2024, March 31, 2023, March 31, 2022 and March 31, 2021 this expense amounted to 0.23%, 0.02%, 0.94% and —% of average net assets, respectively.
4	Expense ratios have been annualized for periods of less than twelve months.
5	Total return based on net asset value per share reflects the change in the net asset value based on the effects of the performance of the Fund during the period and assume distributions, if any, were reinvested. Total return shown excludes the effect of applicable sales charges.
6	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during periods of reimbursement.
7	Represents lesser of purchases or sales of investments for the period divided by the average monthly fair value of investments during the period. Result is not annualized.
8	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Financial Highlights (continued)
Class D

Per share operating performance for a capital share outstanding throughout each period

	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Period Ended March 31, 2021*
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$45.53	$43.03	$33.62	$25.00
Activity from investment operations:
Net investment income (loss)[1]	0.14	(0.15)	(0.46)	(1.17)
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments and foreign currency translation	6.00	3.57	10.31	9.79
Total from investment operations	6.14	3.42	9.85	8.62
Less distributions:
From net investment income	—	(0.36)	(0.19)	—
From net realized gains	(0.16)	(0.56)	(0.25)	—
Total distributions	(0.16)	(0.92)	(0.44)	—
Net Asset Value per share, end of period	$51.51	$45.53	$43.03	$33.62

Net Assets, end of period (in thousands)	$44,397	$31,668	$14,908	$4,623

Ratios to average shareholders’ equity:
Net investment income (loss)[2]	0.29%	(0.34)%	(1.17)%	(7.47)%
Gross expenses[3]	2.37%	2.49%	3.44%	11.54%
Adviser expense (reimbursement)/recoupment[4]	—%	0.13%	0.08%	(3.82)%
Net expenses[3]	2.37%	2.62%	3.52%	7.72%
Total return[5,6]	13.51%	8.04%	29.32%	34.48%
Portfolio turnover rate[7]	0.01%	4.35%	25.31%	5.59%

Senior Securities:
Total borrowings (000s)	$—	$—	$—	$20,000
Asset coverage per $1,000 unit of senior indebtedness[8]	N/A	N/A	N/A	4.29

*	The Class commenced operations on October 1, 2020.
1	Per share data calculated using average shares outstanding during the period.
2	Net investment income (loss) ratios have been annualized for periods of less than twelve months.
3	Expense ratios have been annualized for periods of less than twelve months. Ratio includes the deferred amount of income tax expense related to SPRIM LLC. For the fiscal years ended March 31, 2024, March 31, 2023, March 31, 2022 and March 31, 2021 this expense amounted to 0.26%, 0.02%, 0.85% and —% of average net assets, respectively.
4	Expense ratios have been annualized for periods of less than twelve months.
5	Total return based on net asset value per share reflects the change in the net asset value based on the effects of the performance of the Fund during the period and assume distributions, if any, were reinvested. Total return shown excludes the effect of applicable sales charges.
6	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during periods of reimbursement.
7	Represents lesser of purchases or sales of investments for the period divided by the average monthly fair value of investments during the period. Result is not annualized.
8	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Financial Highlights (continued)
Class S

Per share operating performance for a capital share outstanding throughout each period

	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Period Ended March 31, 2021*
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$45.38	$43.07	$33.65	$25.00
Activity from investment operations:
Net investment income (loss)[1]	0.07	(0.30)	(0.31)	(0.79)
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments and foreign currency translation	5.68	3.48	10.21	9.44
Total from investment operations	5.75	3.18	9.90	8.65
Less distributions:
From net investment income	—	(0.31)	(0.23)	—
From net realized gains	(0.16)	(0.56)	(0.25)	—
Total distributions	(0.16)	(0.87)	(0.48)	—
Net Asset Value per share, end of period	$50.97	$45.38	$43.07	$33.65

Net Assets, end of period (in thousands)	$316,271	$51,019	$87	$67

Ratios to average shareholders’ equity:
Net investment income (loss)[2]	0.14%	(0.67)%	(0.81)%	(5.27)%[2]
Gross expenses[3]	2.79%	3.40%	3.45%	11.67%
Adviser expense (reimbursement)/recoupment[4]	—%	0.01%	0.02%	(6.23)%
Net expenses[3]	2.79%	3.41%	3.43%	5.44%
Total return[5,6]	12.70%	7.48%	29.43%	34.60%
Portfolio turnover rate[7]	0.01%	4.35%	25.31%	5.95%

Senior Securities:
Total borrowings (000s)	$—	$—	$—	$20,000
Asset coverage per $1,000 unit of senior indebtedness[8]	N/A	N/A	N/A	4.29

*	The Class commenced operations on October 1, 2020.
1	Per share data calculated using average shares outstanding during the period.
2	Net investment income (loss) ratios have been annualized for periods of less than twelve months.
3	Expense ratios have been annualized for periods of less than twelve months. Ratio includes the deferred amount of income tax expense related to SPRIM LLC. For the fiscal years ended March 31, 2024, March 31, 2023, March 31, 2022 and March 31, 2021 this expense amounted to 0.14%, (0.02)%, 0.72% and —% of average net assets, respectively.
4	Expense ratios have been annualized for periods of less than twelve months.
5	Total return based on net asset value per share reflects the change in the net asset value based on the effects of the performance of the Fund during the period and assume distributions, if any, were reinvested. Total return shown excludes the effect of applicable sales charges.
6	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during periods of reimbursement.
7	Represents lesser of purchases or sales of investments for the period divided by the average monthly fair value of investments during the period. Result is not annualized.
8	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Consolidated Financial Highlights (continued)
Class T

Per share operating performance for a capital share outstanding throughout each period

	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022	For the Period Ended March 31, 2021*
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$45.29	$43.05	$33.65	$25.00
Activity from investment operations:
Net investment income (loss)[1]	(0.08)	(0.31)	(0.88)	(0.79)
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments and foreign currency translation	5.88	3.44	10.76	9.44
Total from investment operations	5.80	3.13	9.88	8.65
Less distributions:
From net investment income	—	(0.33)	(0.23)	—
From net realized gains	(0.16)	(0.56)	(0.25)	—
Total distributions	(0.16)	(0.89)	(0.48)	—
Net Asset Value per share, end of period	$50.93	$45.29	$43.05	$33.65

Net Assets, end of period (in thousands)	$16,223	$6,382	$493	$67

Ratios to average shareholders’ equity:
Net investment income (loss)[2]	(0.17)%	(0.70)%	(2.18)%	(5.27)%[2]
Gross expenses[3]	2.88%	3.32%	3.69%	11.67%
Adviser expense (reimbursement)/recoupment[4]	—%	0.05%	0.26%	(6.23)%
Net expenses[3]	2.88%	3.37%	3.95%	5.44%
Total return[5,6]	12.83%	7.37%	29.37%	34.60%
Portfolio turnover rate[7]	0.01%	4.35%	25.31%	5.95%

Senior Securities:
Total borrowings (000s)	$—	$—	$—	$20,000
Asset coverage per $1,000 unit of senior indebtedness[8]	N/A	N/A	N/A	$4.29

*	The Class commenced operations on October 1, 2020.
1	Per share data calculated using average shares outstanding during the period.
2	Net investment income (loss) ratios have been annualized for periods of less than twelve months.
3	Expense ratios have been annualized for periods of less than twelve months. Ratio includes the deferred amount of income tax expense related to SPRIM LLC. For the fiscal years ended March 31, 2024, March 31, 2023, March 31, 2022 and March 31, 2021 this expense amounted to 0.20%, 0.02%, 1.15% and —% of average net assets, respectively.
4	Expense ratios have been annualized for periods of less than twelve months.
5	Total return based on net asset value per share reflects the change in the net asset value based on the effects of the performance of the Fund during the period and assume distributions, if any, were reinvested. Total return shown excludes the effect of applicable sales charges.
6	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during periods of reimbursement.
7	Represents lesser of purchases or sales of investments for the period divided by the average monthly fair value of investments during the period. Result is not annualized.
8	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Markets

Notes to Consolidated Financial Statements
March 31, 2024

1. Organization

StepStone Private Markets (“Fund”) was organized as a Delaware statutory trust under the Delaware Statutory Trust Act on September 6, 2019 and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund is offered to investors who are accredited investors within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended. The Fund commenced operations on October 1, 2020.

The Fund offers Class I Shares, Class D Shares, Class S Shares and Class T Shares (together, “Shares”) to eligible investors (“Shareholders”). The Shares are offered in a continuous registered public offering with subscriptions accepted on a daily basis at the then-current-daily net asset value (“NAV”) per share, adjusted for sales load, if applicable. The Fund may, from time to time, offer to repurchase Shares pursuant to written repurchase offers. Repurchases will be made at such times, in such amounts and on such terms as determined by the Fund’s Board of Trustees (“Board”).

The Board provides broad oversight over the Fund’s investment program, management and operations and has the right to delegate management responsibilities. StepStone Group Private Wealth LLC serves as the Fund’s investment adviser (“Adviser”). The Adviser oversees the management of the Fund’s day-to-day activities including structuring, governance, distribution, reporting and oversight. StepStone Group LP (“StepStone”) serves as the Fund’s investment sub-adviser (“Sub-Adviser”) and is responsible for the day-to-day management of the Fund’s assets. StepStone Group Private Wealth LLC is a wholly owned subsidiary of StepStone.

The Fund’s investment objective is to achieve long-term capital appreciation and provide current income by investing in private market assets (“Private Market Assets”). To achieve its investment objective, the Fund will allocate its assets across private equity, private debt and real assets.

Master-Feeder Structure

The Fund and StepStone Private Markets Feeder Ltd. (“Feeder Fund”) are part of a “master-feeder” structure. The Feeder Fund invests substantially all of its assets in the Fund. As of March 31, 2024, the Feeder Fund invests in Class I shares and owns 12.14% of the Fund’s net assets.

2. Summary of Significant Accounting Policies

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are presented in U.S. dollars which is the functional currency of the Fund. The Fund is an investment company and therefore applies the accounting and reporting guidance issued by the Financial Accounting Standards Board (“FASB”) in Accounting Standards Codification (“ASC”) 946, Financial Services — Investment Companies. The following are significant accounting policies which are consistently followed in the preparation of the consolidated financial statements.

Basis of Consolidation

The consolidated financial statements include the accounts of subsidiaries wholly-owned by the Fund: SPRIM LLC (Series A and Series B), a Delaware limited liability company, as well as SPRIM Cayman LLC, SPRIM Cayman II LLC and SPRIM Cayman III LLC (together, “SPRIM Cayman”), which are limited liability companies registered in the Cayman Islands. All intercompany accounts and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Changes in the economic environment, financial markets and any other factors or parameters used in determining these estimates could cause actual results to differ materially.

Net Asset Value Determination

The NAV of the Fund is determined as of the close of business on each business day, or as may be determined from time to time in accordance with policies approved by the Board (each, a “Determination Date”). In determining NAV, the Fund’s investments are valued as of the relevant Determination Date. The NAV of the Fund will equal, unless otherwise noted, the value of the total assets

StepStone Private Markets

Notes to Consolidated Financial Statements (continued)
March 31, 2024

2. Summary of Significant Accounting Policies (continued)

of the Fund, less all of its liabilities, including accrued fees and expenses allocated to Shares based on the relative net assets of each class to the total net assets of the Fund, each determined as of the relevant Determination Date.

Valuation of Investments

The Fund’s investments are valued as of each Determination Date at fair value consistent with the principles of ASC 820, Fair Value Measurements (“ASC 820”). The Board has adopted valuation policies and procedures (“Valuation Procedures”) and has appointed the Adviser to manage the valuation process of the Fund. The Adviser utilizes the resources and personnel of the Sub-Adviser and the Fund’s sub-administrator in carrying out its responsibilities. The Board must determine fair value in good faith for all Fund investments and has chosen to designate the Adviser to perform the fair value determinations.

Investments held by the Fund in Private Market Assets include secondary purchases of existing investments in private investment funds (“Secondary Investment Funds”), investments in newly established private funds (“Primary Investment Funds”) and investments in the equity and/or debt of operating companies, projects or properties (“Co-Investments”). These types of investments normally do not have readily available market prices and therefore will be fair valued according to the Valuation Procedures at each Determination Date. The Valuation Procedures require evaluation of all relevant information reasonably available to the Adviser at the time the Fund’s investments are valued. Valuations of Private Market Assets are inherently subjective and at any point in time may differ materially from the ultimate value, if any, realized on the investment.

Ordinarily, the fair value of the Fund’s investment in a Secondary Investment Fund or a Primary Investment Fund is based on the net asset value of the investment reported by its investment manager (“Investment Manager”). In determining fair value, the Fund also incorporates public benchmark returns that are relevant to the investment funds under consideration to adjust fair values as of the relevant Determination Date. The public benchmark returns are adjusted for long-term, historical correlations between public and private investment returns and other relevant factors. If the Adviser determines that the most recent net asset value reported by the Investment Manager does not represent fair value or if the Investment Manager fails to report a net asset value to the Fund, a fair value determination is made by the Adviser in accordance with the Valuation Procedures. In making that determination, the Adviser will consider whether it is appropriate, in light of all relevant circumstances, to value such investment at the net asset value last reported by its Investment Manager, or whether to adjust such net asset value to reflect a premium or discount (adjusted net asset value). The net asset values or adjusted net asset values are net of management fees and performance/incentive fees (carried interest) payable pursuant to the respective organizational documents of the investment fund.

In assessing the fair value of the Fund’s Co-Investments in accordance with the Valuation Procedures, the Adviser uses a variety of methods such as earnings and multiple analysis, discounted cash flow analysis and market data from third party pricing services. The Adviser takes into account the following factors in determining the fair value of a Co-Investment: latest round of financing, company operating performance, market-based multiples, potential merger and acquisition activity and any other material information that may impact investment fair value.

In certain circumstances, the Adviser may determine that cost best approximates the fair value of a particular Private Market Asset. The Fund will generally value its investments that are traded or dealt in upon one or more securities exchanges and for which market quotations are readily available at the last quoted sales price on the primary exchange, or at the mean between the current bid and ask prices on the primary exchange, as of the Determination Date.

The Sub-Adviser and one or more of its affiliates acts as investment adviser to clients other than the Fund. However, the value attributed to a Private Market Asset held by the Fund and the value attributed to the same Private Market Asset held by another client of the Sub-Adviser or one of its affiliates might differ as a result of differences in accounting, regulatory, timing and other factors applicable to the Fund when compared to such other client.

Short-term investments are highly liquid instruments with low risk of loss and recorded at NAV per share, which approximates fair value.

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates on the Determination Date. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the date of the relevant transaction. The Fund does not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from fluctuations in the fair value of investments. Such fluctuations are included within the net realized gain distributions from investments and the net change in unrealized appreciation (depreciation) on investments in the

StepStone Private Markets

Notes to Consolidated Financial Statements (continued)
March 31, 2024

2. Summary of Significant Accounting Policies (continued)

Consolidated Statement of Operations. As of March 31, 2024, the Fund held 25 Secondary Investment Funds, one Primary Investment Fund and six Co-Investments denominated in foreign currencies.

Realized Gains on Investments, Interest Income and Dividend Income

Distributions received from Secondary Investment Funds, Primary Investment Funds and Co-Investments occur at irregular intervals and the exact timing of the distributions cannot be determined. The classification of distributions received in cash or in-kind, including return of capital, realized gains, interest income and dividend income, is based on information received from the Investment Manager of the Secondary Investment Funds, Primary Investment Funds or Co-Investments. Dividend income and interest income are recorded on a trade date and accrual basis.

Fund Expenses

The Fund bears all expenses incurred in the course of its operations including, but not limited to, the following: all fees and expenses of the Private Market Assets in which the Fund invests (“Acquired Fund Fees”), management fees, fees and expenses associated with a credit facility, legal fees, administrator fees, audit and tax preparation fees, custodial fees, transfer agency fees, registration expenses, expenses of the Board and other administrative expenses. Expenses are recorded on an accrual basis and allocated pro-rata to Shares based upon prior day net assets at each Determination Date. Class-specific expenses are allocated only to their respective share class (see Note 6). Closing costs associated with the purchase of Secondary Investment Funds, Primary Investment Funds and Co-Investments are included in the cost of the investment.

Federal Income Taxes

For U.S. federal income tax purposes, the Fund has elected to be treated, and intends to qualify annually, as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code by distributing substantially all of its taxable net investment income and net realized capital gains to Shareholders each year and by meeting certain diversification and income requirements with respect to investments. If the Fund were to fail to meet the requirements to qualify as a RIC, and if the Fund were ineligible to or otherwise unable to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to Shareholders, and all distributions of earnings and profits would be taxable to Shareholders as ordinary income.

The Fund’s tax year is the 12-month period ending September 30. The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by federal, state, local and foreign jurisdictions, where applicable. As of March 31, 2024, the tax years from the year 2021 forward remain subject to examination by the major tax jurisdictions under the statute of limitations.

Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes under U.S. GAAP. Differences may be permanent or temporary. Permanent differences, including book/tax differences relating to Shareholder distributions, are reclassified among capital accounts in the consolidated financial statements to reflect the applicable tax characterization. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse in the future. The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations due to temporary book/tax differences. These amounts will be finalized before filing the Fund’s federal tax return.

SPRIM LLC, a wholly-owned subsidiary of the Fund, is a domestic limited liability company that has elected to be treated as a C-corporation for federal and state income tax purposes and is required to account for its estimate of income taxes through the establishment of a deferred tax asset or liability. The Fund recognizes deferred income taxes for temporary differences in the basis of assets and liabilities for financial and income tax purposes. Deferred tax assets are recognized for deductible temporary differences, tax credit carryforwards or net operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. To the extent SPRIM LLC has a deferred tax asset, consideration is given to whether a valuation allowance is required.

The SPRIM Cayman subsidiaries, wholly-owned by the Fund, are not subject to U.S. federal and state income taxes and are treated as entities disregarded as separate from their sole owner, the Fund, for U.S. federal income tax purposes.

Cash and Cash Equivalents

Cash and cash equivalents include monies on deposit with UMB Bank N.A. (”UMB Bank”), the Fund’s custodian, and investments in UMB Bank demand deposits. Bank demand deposits are short-term interest-bearing accounts to provide liquidity pending investment in Private Market Assets. Deposits, at times, may exceed the insurance limit guaranteed by the Federal Deposit Insurance

StepStone Private Markets

Notes to Consolidated Financial Statements (continued)
March 31, 2024

2. Summary of Significant Accounting Policies (continued)

Corporation. The Fund has not experienced any losses on deposits and does not believe it is exposed to significant credit risk on such deposits. There are no restrictions on the cash held by UMB Bank on the Fund’s behalf.

Deferred Costs Relating to Purchases of Secondary Investment Funds

Deferred costs relating to purchases of Secondary Investment Funds are amortized daily over the term of the deferral until the due date of the deferred payment. At the due date, the value of the payment equals the notional amount due to the respective counterparty.

Recently Adopted Regulatory Matters

In June 2022, the FASB issued Accounting Standard Update No. 2022-03, Fair Value Measurement (ASC 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). The primary purpose of the amendments within ASU 2022-03 is to clarify the guidance in ASC 820 on the fair value measurement of an equity security that is subject to a contractual sale restriction. The amendments in ASU 2022-03 (1) prohibit taking into account contractual restrictions on the sale of an equity security when estimating its fair value and (2) require disclosure of any restrictions on the sale of an equity investment. The amendments in ASU 2022-03 are effective for public business entities beginning after December 15, 2023. There was no material impact on investment valuations as a result of the adoption of this guidance.

In December 2023, the FASB issued Accounting Standard Update No. 2023-09, Income Taxes (ASC 740) Improvements to Income Tax Disclosures (“ASU 2023-09”). The primary purpose of the amendments within ASU 2023-09 is to enhance the transparency and decision usefulness of income tax disclosures primarily related to the rate reconciliation table and income taxes paid information. The amendments in ASU 2023-09 require that public business entities on an annual basis (1) disclose specific categories in the rate reconciliation and (2) provide additional information for reconciling items that meet a quantitative threshold. In addition, the amendments in this ASU 2023-09 require that all entities disclose on an annual basis taxes paid disaggregated by; federal, state, foreign, and jurisdiction (when income taxes paid is equal to or greater than five percent of total income taxes paid). The amendments in ASU 2023-09 are effective for public business entities beginning after December 15, 2024. Early adoption is permitted for annual financial statements that have not yet been issued or made available for issuance. The amendments in ASU 2023-09 should be applied on a prospective basis. Retrospective application is permitted. Management is currently assessing the impact this standard will have on our consolidated financial statements as well as the method by which we will adopt the new standard. The Adviser does not expect the guidance to have a material impact to the Fund.

3. Fair Value Measurements

U.S. GAAP, ASC 820, defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the asset or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

Level 1: Quoted prices are available in active markets for identical investments as of the reporting date. The types of investments which would generally be included in Level 1 include listed equities, registered money market funds and short-term investment vehicles.

Level 2: Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. The types of investments which would generally be included in Level 2 include corporate bonds and loans and less liquid and restricted equity securities.

StepStone Private Markets

Notes to Consolidated Financial Statements (continued)
March 31, 2024

3. Fair Value Measurements (continued)

Level 3: Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment and/or estimation. Those unobservable inputs, that are not corroborated by market data, generally reflect the reporting entity’s own assumptions about the assumptions market participants would use in determining the fair value of the investment. The types of investments which would generally be included in Level 3 are equity and/or debt securities issued by private entities.

In accordance with ASC 820, certain portfolio investments fair valued using net asset value or adjusted net asset value (or its equivalent), adjusted for cash flows, as a practical expedient are not included in the fair value hierarchy. As such, investments in securities with a fair value of $1.9 billion are excluded from the fair value hierarchy as of March 31, 2024.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund's investments classified by fair value hierarchy as of March 31, 2024:

	Level 1	Level 2	Level 3	Investments Valued at NAV or Adjusted NAV	Total
Co-Investments	$—	$—	$48,963,615	$201,219,618	$250,183,233
Primary Investment Funds	—	—	—	64,335,446	64,335,446
Secondary Investments	—	—	—	1,594,752,508	1,594,752,508
Short-Term Investments	123,949,220	—	—	—	123,949,220
Total Investments	$123,949,220	$—	$48,963,615	$1,860,307,572	$2,033,220,407

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Co-Investments	Secondary Investment Funds	Total Investments
Balance as of March 31, 2023	$49,028,059	$4,363,965	$53,392,024
Transfers into Level 3	—	—	—
Purchases	26,727,589	—	26,727,589
Distributions from Investments	(1,739,503)	—	(1,739,503)
Net Realized Gain (Loss)	—	—	—
Net Change in Unrealized Appreciation (Depreciation)	4,416,315	—	4,416,315
Transfers out of Level 3	(29,468,845)	(4,363,965)	(33,832,810)
Balance as of March 31, 2024	$48,963,615	$—	$48,963,615

Net Change in Unrealized Appreciation (Depreciation) on Investments Held at the End of the Reporting Period	$4,416,315	$—	$4,416,315

Changes in inputs or methodologies used for valuing investments, including timing of reported net asset values of Secondary Investment Funds and Co-Investments reported by their Investment Managers, may result in transfers in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be indicative of the risk associated with investing in those investments. Transfers between levels of the fair value hierarchy are reported at the beginning of the reporting period in which they occur. Transfers out of Level 3 are a result of Investment Manager reported NAVs during the fiscal year.

StepStone Private Markets

Notes to Consolidated Financial Statements (continued)
March 31, 2024

3. Fair Value Measurements (continued)

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of March 31, 2024:

Investment Type	Fair Value as of March 31, 2024	Valuation Technique(s)	Unobservable Input(1)	Single Input or Range of Inputs	Weighted Average of Input	Impact to Valuation from an Increase in Input(2)
Co-Investments	$4,900,219	Yield method	Market yield discount spreads	6.83% - 8.43%	7.63%	Decrease
Co-Investments	$14,631,762	Market comparable companies	Enterprise value to EBITDA multiple	9.6x-22.9x	15.0x	Increase
Co-Investments	$6,548,770	Market comparable companies	Enterprise value to revenue multiple	6.3x	6.3x	Increase
Co-Investments	$22,882,864	Recent transaction	Recent transaction price	N/A	N/A	N/A

(1)	The Adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type, cost and recent purchases or sales of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair value pricing involves subjective judgements, and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

(2)	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input.

A listing of the Private Market Assets types held by the Fund and the related attributes, as of March 31, 2024, are shown in the table below:

Investment Type	Investment Strategy	Fair Value	Unfunded Commitment
Co-Investments	Investments in an operating company alongside other investors	$250,183,233	$21,255,117
Primary Investment Funds	Investments in newly established private funds	$64,335,446	$48,458,566
Secondary Investment Funds	Investments in existing private investment funds that are typically acquired in privately negotiated transactions	$1,594,752,508	$320,647,936

4. Investment Adviser and Transactions with Affiliates

In consideration of its services to the Fund, the Adviser is entitled to a management fee (“Management Fee”) equal to 1.40% on an annualized basis of the Fund’s daily net assets, provided that the Management Fee shall in no instance be greater than a Management Fee computed based on the value of the net assets of the Fund as of the close of business on the last business day of the relevant month (including any assets in respect of Shares that would be repurchased by the Fund on such date). The Management Fee is accrued daily and payable monthly in arrears. The Adviser pays the Sub-Adviser 50% of the Management Fee. For the year ended March 31, 2024, the Adviser earned $21.9 million in Management Fees of which $2.6 million was payable as of March 31, 2024.

The Adviser serves as the Fund’s administrator (“Administrator”) pursuant to an administration agreement (“Administration Agreement”) under which the Administrator provides administrative, accounting and other services. Pursuant to the Administration Agreement, which became effective July 1, 2023, the Fund pays the Administrator an administration fee ( “Administration Fee”) in

StepStone Private Markets

Notes to Consolidated Financial Statements (continued)
March 31, 2024

4. Investment Adviser and Transactions with Affiliates (continued)

an amount up to 0.12% on an annualized basis of the Fund’s net assets. The Administration Fee is accrued daily based on the value of the prior day net assets of the Fund as of the close of business on each business day (including any assets in respect of Shares that will be repurchased by the Fund on such date), payable monthly in arrears. For the period July 1, 2023 to March 31, 2024, the Administrator earned $0.9 million in Administration Fees of which $0.1 million was payable as of March 31, 2024.

Prior to close of business on June 30, 2023, SEI Investments Global Funds Services (“SEI”) served as the Fund’s administrator. For the period April 1, 2023 through June 30, 2023, SEI earned $0.5 million in Administration Fees.

5. Sub-Administrator, Custodian and Transfer Agent

From the proceeds of the Administration Fee, the Administrator pays UMB Fund Services, Inc. (“Sub-Administrator”) a sub-administration fee to perform certain administrative and accounting services for the Fund on behalf of the Administrator. The sub-administration fee, pursuant to a sub-administration agreement and a fund accounting agreement, is paid monthly by the Administrator and is based on the value of the net assets of the Fund as of the close of business on each business day, subject to an annual minimum.

UMB Bank serves as the Fund’s custodian (“Custodian”) pursuant to a custody agreement. As the Custodian, UMB Bank holds the Fund’s domestic assets. Foreign assets are held by sub-custodians. For the period July 1, 2023 to March 31, 2024, the Custodian earned $0.1 million in custody fees of which $26,097 was payable as of March 31, 2024.

Prior to close of business on June 30, 2023, U.S. Bank National Association (“U.S. Bank”) served as the Fund’s custodian. For the period April 1, 2023 through June 30, 2023, U.S. Bank earned $25,615 in custody fees.

UMB Fund Services, Inc. serves as the Fund’s transfer agent (“Transfer Agent”) pursuant to a transfer agency agreement. The Transfer Agent, among other things, receives and processes purchase orders, effects issuance of Shares, prepares and transmits payments for distributions, receives and processes repurchase offers and maintains records of account. For the year ended March 31, 2024, the Transfer Agent earned $0.6 million in transfer agent fees of which $0.2 million was payable as of March 31, 2024.

6. Distribution and Shareholder Servicing Plan

UMB Distribution Services, LLC serves as the Fund’s distributor (“Distributor”) pursuant to a distribution agreement. The Distributor distributes the Shares of the Fund, in compliance with Rule 12b-1 under the Investment Company Act. The Distributor is authorized to enter into Sub-Distribution Agreements with brokers, dealers and certain RIAs and other financial intermediaries to effect the distribution of Shares of the Fund. The Fund pays a distribution and shareholder servicing fee out of the net assets of Class S Shares and Class T Shares at the annual rate of 0.85% of the aggregate NAV of each Class S Shares and Class T Shares. The Fund pays a shareholder servicing fee out of the net assets of Class D Shares at the annual rate of 0.25% of the aggregate NAV of Class D Shares. Distribution and shareholder servicing fees are determined and accrued daily based on the net assets of the Share Class as of the close of business on each business day (including net assets in respect of Shares that will be repurchased by the Fund on such date). Class I Shares are not subject to a distribution and shareholder servicing fee. For the year ended March 31, 2024, distribution and shareholder servicing fees incurred are disclosed on the Consolidated Statement of Operations.

Prior to close of business on June 1, 2023, Foreside Financial Services, LLC served as the Fund’s distributor.

7. Revolving Credit Facility

Effective November 23, 2021, the Fund entered into a revolving credit agreement (“Credit Facility”), as amended from time to time, with Cadence Bank, N.A. allowing the Fund to borrow up to $150.0 million (“Commitment”) from a syndicate of lenders. The purpose of the Credit Facility is to provide short-term working capital, primarily to bridge the timing of the Fund’s acquisition of Private Market Assets in advance of the receipt of investor subscriptions. Borrowings on the Credit Facility are collateralized by all assets of the Fund. The Commitment termination date is February 5, 2025.

The Credit Facility has an interest rate of the Daily Simple SOFR rate plus 3.00% per annum, with a minimum rate of 3.50%, and an unused fee of 0.60% per annum. The average interest rate on short-term borrowings during the year ended March 31, 2024 was 8.03%. In conjunction with the Credit Facility, the Fund incurred a closing fee of 0.50% which is being amortized in the Consolidated Statement of Operations over the term of the Credit Facility. For the year ended March 31, 2024 expenses incurred by the Fund related to the Credit Facility were $2.2 million. The average daily short-term borrowings outstanding during the year ended March 31, 2024 were $9.8 million. The Fund satisfied the minimum requirement to maintain outstanding borrowings of at least 25% of the aggregate revolving credit commitment for no less than six months during the period from August 5, 2022 through August 4, 2023.

StepStone Private Markets

Notes to Consolidated Financial Statements (continued)

March 31, 2024

7. Revolving Credit Facility (continued)

The following table provides a summary of the key characteristics of the Credit Facility as of March 31, 2024:

Current Balance (in millions)	$—
Maximum Principal Amount Available (in millions)	$150.0
Inception Date	November 23, 2021
Maturity Date	February 5, 2025
Unused Fee[1]	0.60% per annum

[1]	The Fund is charged a fee on the daily average unused amount of the Credit Facility.

8. Commitments and Contingencies

As of March 31, 2024, the Fund has contractual unfunded commitments to provide additional funding of $390.4 million to certain investments. The commitments to investments are subject to certain terms and conditions prior to closing of the relevant transactions. There can be no assurance that such transactions will close as expected or at all.

ASC 460-10, Guarantees - Overall, requires entities to provide disclosure and, in certain circumstances, recognition of guarantees and indemnifications. In the normal course of business, the Fund enters into contracts that contain a variety of indemnification arrangements. The Fund’s exposure under these arrangements, if any, cannot be quantified. However, the Fund has not had claims or losses pursuant to these indemnification arrangements and expects the potential for a material loss to be remote.

9. Capital Share Transactions

The Fund offers four separate classes of shares of beneficial interest designated as Class I Shares, Class D Shares, Class S Shares and Class T Shares. Each class of Shares is subject to different fees and expenses.

The minimum initial investment in Class I Shares by an investor in the Fund is $1.0 million. The minimum initial investment in Class D Shares, Class S Shares and Class T Shares by an investor is $50,000. The minimum initial investment may be reduced at the Adviser's discretion. Investors purchasing Class S Shares and Class T Shares may be charged a sales load up to a maximum of 3.50%. Investors purchasing Class I Shares and Class D Shares are not charged a sales load. The Fund accepts initial and additional purchases of Shares daily at the Fund’s then-current NAV per share (determined as of the prior day close of business).

StepStone Private Markets

Notes to Consolidated Financial Statements (continued)

March 31, 2024

9. Capital Share Transactions (continued)

The following table summarizes the Capital Share transactions for the year ended March 31, 2024 and March 31, 2023:

	For the Year Ended March 31, 2024		For the Year Ended March 31, 2023
	Shares	Dollar Amounts	Shares	Dollar Amounts
Class I
Proceeds from shares issued	17,391,434	$844,571,284	11,179,593	$490,075,040
Reinvestment of distributions	58,927	2,857,348	233,474	10,189,628
Repurchase of shares	(1,225,105)	(59,396,777)	(629,543)	(28,124,884)
Exchange of shares	305,077	14,482,959	—	—
Net increase (decrease)	16,530,333	$802,514,814	10,783,524	$472,139,784

Class D
Proceeds from shares issued	480,050	$23,089,085	349,850	$15,334,320
Reinvestment of distributions	1,928	93,212	5,998	261,258
Repurchase of shares	(33,417)	(1,625,016)	(6,775)	(293,037)
Exchange of shares	(282,211)	(13,360,858)	—	—
Net increase (decrease)	166,350	$8,196,423	349,073	$15,302,541

Class S
Proceeds from shares issued	5,122,775	$248,245,887	1,131,084	$49,609,100
Reinvestment of distributions	10,908	522,728	8,774	382,623
Repurchase of shares	(29,025)	(1,438,055)	(17,510)	(803,871)
Exchange of shares	(23,752)	(1,122,101)	—	—
Net increase (decrease)	5,080,906	$246,208,459	1,122,348	$49,187,852

Class T
Proceeds from shares issued	183,755	$8,693,882	128,897	$5,594,829
Reinvestment of distributions	607	29,077	561	24,401
Repurchase of shares	(6,720)	(329,635)	—	—
Exchange of shares	—	—	—	—
Net increase (decrease)	177,642	$8,393,324	129,458	$5,619,230

The Adviser intends to recommend to the Board, subject to the Board’s discretion, that the Fund offer a quarterly share repurchase program where the total aggregate amount of Share repurchases will be up to 5.00% of the Fund’s outstanding Shares each quarter. In the event that Shareholders, in the aggregate, submit for repurchase more than the number of Shares that the Fund will offer to repurchase, the Fund may repurchase the Shares on a pro rata basis, which may result in the Fund not honoring the full amount of a Share repurchase requested by a Shareholder. The Fund has no obligation to repurchase Shares at any time; any such repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Board of Trustees, in its sole discretion.

10. Dividend Reinvestment Plan

Pursuant to the dividend reinvestment plan (“DRIP”) established by the Fund, each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP and all income and/or capital gain dividend distributions will automatically be reinvested in additional Shares unless such Shareholder specifically elects to receive all income and/or capital gain dividends in cash. A Shareholder is free to change this election at any time. If, however, a Shareholder requests to change its election within 45 days prior to a distribution, the request will be effective only with respect to distributions after the 45-day period.

StepStone Private Markets

Notes to Consolidated Financial Statements (continued)

March 31, 2024

11. Investment Transactions

For the year ended March 31, 2024, purchases of Secondary Investment Funds, Primary Investment Funds and Co-Investments totaled $737.7 million, $24.2 million and $88.5 million, respectively. For the year ended March 31, 2024, total proceeds received from investments that represented return of capital distributions were $37.7 million. For the year ended March 31, 2024, total distribution proceeds from sale, redemption, or other disposition of investments amounted to $0.2 million.

12. Tax Information

The Fund has temporary differences primarily due to timing of the amortization of organizational and offering costs and differences between book and tax treatment of partnership and passive foreign investment company investments.

As of September 30, 2023, the Fund had a permanent book to tax difference of $3.1 million resulting from distributions in excess of total tax basis net investment income and net realized capital gains. This permanent book to tax difference has been reclassified to paid-in capital and has no effect on the net assets or net asset value per share of the Fund.

For the tax year ended September 30, 2023, the Fund’s tax components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income	$—
Accumulated capital and other losses	—
Undistributed long-term capital gains	—
Amortization of organizational costs	(897,695)
Net tax appreciation (depreciation)	144,490,650
Total distributable earnings	$143,592,955

The tax character of Subchapter M distributions for the fiscal years ended 2024 and 2023 were as follows:

	Ordinary Income	Long-Term Capital Gains
2024	$—	$5,591,922
2023*	$8,120,431	$9,282,542

*The tax character of Subchapter M distributions for the tax year ended 2023 was as follows:

	Ordinary Income	Long-Term Capital Gains
2023	$4,883,077	$8,118,724

As of September 30, 2023, the Fund had no qualified late year losses.

As of March 31, 2024, the federal tax cost of investments and unrealized appreciation (depreciation) are as follows:

Gross unrealized appreciation	$333,340,848
Gross unrealized depreciation	(35,590,426)
Net unrealized appreciation (depreciation) on investments	$297,750,422
Tax cost of investments	$1,735,469,985

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on partnership investments.

SPRIM LLC recorded a provision for income tax expense of $3.5 million for the year ended March 31, 2024. The deferred income tax is computed by applying the federal statutory income tax rate of 21.00% and estimated applicable state tax statutory rate of 2.50%

StepStone Private Markets

Notes to Consolidated Financial Statements (continued)

March 31, 2024

12. Tax Information (continued)

to net investment income and realized and unrealized gains (losses) on investments before taxes. As of March 31, 2024, SPRIM LLC has a deferred tax liability of $6.5 million.

In accounting for income taxes, the Fund follows the guidance in ASC 740, Accounting for Uncertainty in Income Taxes (“ASC 740”). ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the consolidated financial statements. Management has concluded there were no uncertain tax positions as of March 31, 2024 for federal income tax purposes or in the Fund’s state and local tax jurisdictions. The Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as tax expense in the Consolidated Statement of Operations. For the year ended March 31, 2024, the Fund did not incur any interest or penalties. The Fund did not have any unrecognized tax benefits as of March 31, 2024.

13. Risk Factors

An investment in the Fund involves material risks, including performance risk, liquidity risk, business and financial risk, risks associated with the use of leverage, valuation risk, tax risk and other risks that should be carefully considered prior to investing and investing should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment.

14. Subsequent Events

On May 10, 2024, the Fund commenced a repurchase offer with a valuation date of June 14, 2024.

Effective May 11, 2024, Harold Mills resigned as an Independent Trustee. On May 23, 2024, the Board appointed Terry W. Prather as an Independent Trustee of the Fund.

The Independent Trustee’s resignation triggered a temporary covenant breach in the Credit Facility. On May 23, 2024, a waiver for such breach was executed with a cure period through June 30, 2024. On May 23, 2024, the breach was cured with the appointment of Terry W. Prather as an Independent Trustee.

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. The Adviser has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s consolidated financial statements or the accompanying notes.

StepStone Private Markets

Trustees and Officers (unaudited)

March 31, 2024

The identity of the Trustees and executive officers of the Fund and brief biographical information regarding each such person during the past five years is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board and is available, without charge, upon request, by calling the Fund toll-free at (704) 215-4300.

Independent Trustees
Name, Address and Birth Year	Position(s) Held with Registrant	Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/ Directorships Held Outside the Fund Complex[2]
Harold Mills c/o StepStone Group Private Wealth LLC 128 S Tryon St., Suite 1600 Charlotte, NC 28202 Birth Year: 1970	Trustee	Indefinite Length - Since Inception	CEO, VMD Ventures (Since 2016); CEO, ZeroChaos (2000 – 2017)	4	None
Tracy Schmidt c/o StepStone Group Private Wealth LLC 128 S Tryon St., Suite 1600 Charlotte, NC 28202 Birth Year: 1957	Trustee	Indefinite Length - Since Inception	Founder, Morning Star Advisory, LLC (consulting and advisory services) (Since 2018)	4	None
Ron Sturzenegger c/o StepStone Group Private Wealth LLC 128 S Tryon St., Suite 1600 Charlotte, NC 28202 Birth Year: 1960	Trustee	Indefinite Length - Since Inception	None	4	Director, KBS Real Estate Investment Trust II, Inc. and KBS Real Estate Investment Trust III, Inc. (Since 2019)

Interested Trustees
Name, Address and Birth Year	Position(s) Held with Registrant	Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/ Directorships Held Outside the Fund Complex[2]
Tom Sittema c/o StepStone Group Private Wealth LLC 128 S Tryon St., Suite 1600 Charlotte, NC 28202 Birth Year: 1958	Chairperson of the Board of Trustees	Indefinite Length - Since Inception	Executive Chairman, StepStone Group Private Wealth LLC (Since 2020)	4	None
Bob Long c/o StepStone Group Private Wealth LLC 128 S Tryon St., Suite 1600 Charlotte, NC 28202 Birth Year: 1962	Trustee	Indefinite Length - Since Inception	CEO, StepStone Group Private Wealth LLC (Since 2019)	4	None

StepStone Private Markets

Trustees and Officers (unaudited) (continued)

March 31, 2024

Executive Officers
Name, Address and Birth Year	Position(s) Held with Registrant	Length of Time Served[1]	Principal Occupation(s) During Past Five Years
Bob Long c/o StepStone Group Private Wealth LLC 128 S Tryon St., Suite 1600 Charlotte, NC 28202 Birth Year: 1962	President and Principal Executive Officer	Indefinite Length - Since Inception	See above
Kimberly Zeitvogel c/o StepStone Group Private Wealth LLC 128 S Tryon St., Suite 1600 Charlotte, NC 28202 Birth Year: 1971	Treasurer and Principal Financial Officer	Indefinite Length – Since January 2023	Partner, StepStone Group Private Wealth LLC (Since 2020); Vice President of Finance, Millennium Advisors, LLC (2018 – 2020)
Tim Smith c/o StepStone Group Private Wealth LLC 128 S Tryon St., Suite 1600 Charlotte, NC 28202 Birth Year: 1968	Vice President	Indefinite Length – Since November 2023	CFO and COO, StepStone Group Private Wealth LLC (Since 2019); President, Carolon Capital (Since 2013)
Chris Ancona c/o StepStone Group Private Wealth LLC 128 S Tryon St., Suite 1600 Charlotte, NC 28202 Birth Year: 1971	Chief Compliance Officer	Indefinite Length — Since July 2022	Deputy CCO, StepStone (Since 2021); CCO and Counsel, Greenspring Associates (2019 – 2021); CCO, Man Numeric (2017 – 2019)

1Each Trustee or Officer serves an indefinite term, until his or her successor is elected.

2This includes any directorships at public companies and registered investment companies held by the Trustee over the past five years.

StepStone Private Markets

Approval of Investment Advisory and Sub-Advisory Agreements (unaudited)

March 31, 2024

At an in-person meeting of the Board of Trustees (the “Board”) of StepStone Private Markets (the “Fund”) held on February 21, 2024 (the “Meeting”), the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Fund (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously voted to approve the continuation of each of the following: (i) an investment advisory agreement by and between StepStone Group Private Wealth LLC (the “Adviser”) and the Fund (the “Advisory Agreement”); and (ii) a separate sub-advisory agreement by and among StepStone Group LP (the “Sub-Adviser” and collectively with the Adviser, the “Advisers”), the Adviser and the Fund (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”).

In connection with their consideration of whether to approve the continuation of the Agreements, the Board received and reviewed information provided by the Advisers relating to the Fund, the Agreements and the Advisers, including comparative fee and expense information and other information regarding the respective nature, extent and quality of services to be provided by each Adviser under the Agreements. The materials provided to the Board generally included, among other items: (i) information on the Fund’s management fees and other expenses, including information comparing the management fees to be paid by the Fund to those of a peer group of funds; (ii) information about each Adviser’s profitability with respect to the Agreements; and (iii) a memorandum prepared by each Adviser in response to a request submitted by legal counsel to the Funds (each, a “Response Memorandum”), including a description of each Adviser’s business, a copy of each Adviser’s Form ADV, and certain other information about each Adviser to be considered in connection with the review by the members of the Board; and (iv) a memorandum from legal counsel to the Funds on the responsibilities of the Board in considering for approval investment advisory and investment sub-advisory arrangements under the 1940 Act. The Board, including the Fund’s Independent Trustees, also considered other matters such as: (i) the Fund’s investment objective and strategies; (ii) the Fund's investment performance over relevant time periods; (iii) the Advisers’ investment personnel and operations, including the personnel and other resources devoted to the Fund; (iv) the Advisers’ financial results and financial condition; (v) the resources to be devoted to the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies and procedures; (vi) the Advisers’ policies with respect to allocation of investments and seeking best execution; and (vii) possible conflicts of interest. Throughout the process, the Board had the opportunity to ask questions of and request additional materials from the Advisers.

In determining whether to approve the continuation of the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. The Board, including the Independent Trustees, did not identify any single factor as determinative. Individual members of the Board may have evaluated the information presented differently from one another, giving different weights to various factors in considering whether to approve the continuation of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements and, throughout the evaluation process, the Board was assisted by counsel for the Fund. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the continuation of the Agreements is provided below.

Advisory Agreement

Matters considered by the Board, including the Independent Trustees, in connection with its approval of the continuation of the Advisory Agreement included the factors listed below.

The nature, extent and quality of the services to be provided to the Fund under the Advisory Agreement. The Board considered the responsibilities of the Adviser under the Advisory Agreement, and the services provided by the Adviser to the Fund, including, without limitation, the management, oversight, operational, and governance services that the Adviser and its employees provide to the Fund, the Adviser’s coordination of services for the Fund by its service providers, its compliance procedures and practices, and its efforts to promote the Fund. The Board also considered the background and experience of the Adviser’s senior management personnel. The Board noted that certain of the Fund’s officers are employees of the Adviser or its affiliates and serve the Fund without additional compensation from the Fund. The Board further considered information regarding the Adviser’s program designed to ensure compliance with federal securities and other applicable laws and the Adviser’s risk management processes. After reviewing the foregoing information and further information in the Adviser’s Response Memorandum (which included, among other information, descriptions of the Adviser’s business and the Adviser’s Form ADV) and discussing the Adviser’s proposed services to the Fund, the Board concluded that the quality, extent, and nature of the services provided by the Adviser are satisfactory and appropriate for the Fund.

Investment management capabilities and experiences of the Adviser. The Board considered the quality of the services provided and the quality of the Adviser’s resources that are available to the Fund. The Board evaluated the Adviser’s advisory, operational, governance, distribution, legal, compliance, and risk management services, among other services, and information the Board received regarding the experience and professional qualifications of the Adviser’s key personnel and the size and functions of its staff. The Board noted that the Adviser is a wholly owned subsidiary of the Sub-Adviser and leverages the infrastructure of the Sub- Adviser to support its operations, which includes working closely with key personnel of the Sub-Adviser. After consideration of these factors, the Board determined that the Adviser is an appropriate investment adviser for the Fund.

StepStone Private Markets

Approval of Investment Advisory and Sub-Advisory Agreements (unaudited) (continued)

March 31, 2024

Performance. The Board considered the investment performance of the Fund, which is provided to the Board on a regular basis, and other information and materials provided to the Board by the Advisers concerning Fund performance, including information as of June 30, 2023 regarding the performance of all discretionary funds and discretionary separate accounts (across private equity, real estate and private debt) managed by the Advisers, restated to reflect the Fund's expected fees and expenses. Based on these considerations, the Board concluded that it had continued confidence in the Adviser’s and the Sub-Adviser’s overall capabilities to manage the Fund.

Cost of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund. The Board examined and evaluated the fee arrangement between the Adviser and the Fund under the Advisory Agreement, including as compared with the fees and expenses of certain unaffiliated closed-end funds operated as tender funds considered by the Adviser to have similar investment objectives and strategies to the Fund (the “Peer Group”). The Board considered information about the Adviser’s profitability with respect to the Fund, as well as the costs of services provided by the Adviser to the Fund. The Board received and reviewed information relating to the financial condition of the Adviser and its affiliates. The Board also considered potential benefits for the Adviser in managing the Fund, including promotion of the Adviser’s name and enhancement of its reputation in the industry. Upon further consideration and discussion of the foregoing, the Board concluded that the fees paid to the Adviser by the Fund are appropriate and representative of arm’s-length negotiations.

Economies of Scale. The Board considered the size and growth prospects of the Fund and how it relates to the structure of the Fund’s management fee schedule, which does not include breakpoints. After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information. The Board noted, however, that it would continue to monitor any future growth in the Fund’s assets and the appropriateness of management fee breakpoints or other methods to share benefits from economies of scale as part of its future review of the Advisory Agreement.

Comparison of fees to be paid to those under other investment advisory contracts. In evaluating the management fees and expenses, the Board considered the Fund’s management fees in absolute terms and as compared with the fees and expenses of the Peer Group. Based upon the comparative fee information provided, the Board noted that the Fund’s management fees were below the Peer Group’s average.

Benefits derived or to be derived by the Adviser from its relationship with the Fund. The Board considered “fall out” or ancillary benefits that would accrue to the Adviser as a result of its relationship with the Fund (other than the advisory fee), including non- quantifiable reputational benefits. The Board noted in this regard that the Adviser continues to evaluate and pursue opportunities to provide advisory services to additional funds or other vehicles with overlapping investment strategies, and that the track record of the Fund may enhance the Adviser’s ability to market its services and win such mandates.

Sub-Advisory Agreement

Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Sub-Advisory Agreement included the factors listed below.

The nature, extent, and quality of the services to be provided to the Fund under the Sub-Advisory Agreement. The Board considered the responsibilities the Sub-Adviser under the Sub-Advisory Agreement and the services provided by the Sub-Adviser including, without limitation, the investment advisory services and the Sub-Adviser’s compliance procedures and practices. The Board also considered the background, and experience of the Sub-Adviser’s senior management personnel and the qualifications, background, and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. After reviewing the foregoing information and further information in the materials, including the Sub-Adviser’s Response Memorandum (which included, among other information, descriptions of the Sub-Adviser’s business and the Sub-Adviser’s Form ADV), the Board concluded that the quality, extent, and nature of the services provided by the Sub-Adviser are satisfactory and appropriate for the Fund.

The investment management capabilities and experience of the Sub-Adviser. The Board evaluated the investment management experience of the Sub-Adviser, noting that the Sub-Adviser currently manages accounts that use an investment strategy similar to that proposed for the Fund (although none of the accounts are registered investment companies). The Board also considered that the Fund will benefit from the scale and resources of the Sub-Adviser and its affiliates. It was noted that the Sub-Adviser was a global private markets specialist overseeing (together with its related advisers) approximately $659 billion of private capital allocations, including approximately $149 billion of assets under management as of December 31, 2023. The Board discussed with the Sub- Adviser the investment objective and strategies of the Fund and the Sub-Adviser’s plans for implementing the Fund’s strategies. After considering these factors, the Board determined that the Sub-Adviser is an appropriate Sub-Adviser to the Fund.

Performance. The Board considered the investment performance of the Fund, which is provided to the Board on a regular basis, and other information and materials provided to the Board by the Advisers concerning Fund performance, including information as of June 30, 2023 regarding the performance of all discretionary funds and discretionary separate accounts (across private equity, real

StepStone Private Markets

Approval of Investment Advisory and Sub-Advisory Agreements (unaudited) (continued)

March 31, 2024

estate and private debt) managed by the Advisers, restated to reflect the Fund's expected fees and expenses. Based on these considerations, the Board concluded that it had continued confidence in the Adviser’s and the Sub-Adviser’s overall capabilities to manage the Fund.

The costs of the services to be provided and profits to be realized by the Sub-Adviser from its relationship with the Fund. The Board reviewed the fees paid under the Sub-Advisory Agreement, which the Board noted are paid by the Adviser, not the Fund. The Board considered information about the Sub-Adviser’s profitability with respect to the Fund, as well as the costs of services provided by the Sub-Adviser to the Fund. The Board received and reviewed information relating to the financial condition of the Sub-Adviser and its affiliates. Upon further consideration and discussion of the foregoing, the Board concluded that the fees paid to the Sub-Adviser by the Adviser under the Sub-Advisory Agreement are appropriate and representative of arm’s-length negotiations.

Economies of Scale. The Board considered the size and growth prospects of the Fund and how it relates to the structure of the Fund’s management fee schedule. After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information, noting that the Adviser is responsible for the payment of sub-advisory fees to the Sub-Adviser.

Other benefits to be derived by the Sub-Adviser from its relationship with the Fund. The Board considered “fall-out” or ancillary benefits that would accrue to the Sub-Adviser as a result of its relationship with the Fund (other than the sub-advisory fee), including non-quantifiable reputational benefits. The Board noted in this regard that the Sub-Adviser continues to evaluate and pursue opportunities to provide advisory services to additional funds or other vehicles with overlapping investment strategies, and that the track record of the Fund may enhance the Sub-Adviser’s ability to market its services and win such mandates.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision on the approval of the continuation of the Agreements. In reaching this conclusion, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. Based on the discussions and considerations at the Meeting, the Board, including the Independent Trustees, voted to approve the continuation of the Agreements.

StepStone Private Markets

Other Information (unaudited)

March 31, 2024

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (704) 215-4300 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund (888) 882-8212 or by accessing the Fund’s Form N-PX on the SEC’s website at sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at sec.gov. or without charge and upon request by calling the Fund at (704) 215-4300.

StepStone Private Markets

Privacy Notice (unaudited)

March 31, 2024

Policy Statement:

The Board has approved the following policies and procedures (the “Data Privacy Policy”) with respect to nonpublic personal information about its customers.

The Fund collects nonpublic personal information about its customers1 from the following sources:

•	account applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;
•	account history, including information about the transactions and balances in a customer’s account; and
•	correspondence, written, or telephonic, between a customer and the Fund or service providers to the Fund.

In addition, the Fund may obtain consumer information about its customers from consumer reports.

The Fund will not release nonpublic personal or consumer information about its customers or their accounts unless one of the following conditions is met:

•	Prior written consent is received;
•	The Fund believes the recipient to be the customer of the Fund or such Fund customer’s authorized representative; or
•	The Fund is required by law to release information to the recipient.

The Fund does not give or sell nonpublic personal or consumer information about its customers or their fund accounts to any other company, individual, or group.

The Fund will only use nonpublic personal or consumer information about its customers and their accounts to attempt to better serve their investment needs or to suggest services or educational materials that may be of interest to them.

The Fund restricts access to nonpublic personal and consumer information about customers to those employees who need to know that information in order to provide products or services. The Fund may also share personal information with companies that it hires to provide support services. When the Fund or its Transfer Agent shares nonpublic personal or consumer information with other service providers, it protects that information with a strict confidentiality agreement. The Fund also maintains reasonable physical, electronic and procedural safeguards that comply with federal standards to protect against unauthorized access to and properly dispose of customers’ nonpublic personal and consumer information.

The Fund will adhere to the policies and procedures described in this notice for current and former shareholders of the Fund.

II. Physical, Electronic and Procedural Safeguards

The following includes a list of the primary physical, electronic and procedural safeguards employed by the Transfer Agent to ensure against unauthorized access and proper disposal of customers’ nonpublic personal and consumer information.

•	The Fund shall distribute a Data Privacy Policy to shareholder as an appendix to the Prospectus and annually through the Fund’s annual report to shareholders to ensure compliance with shareholder notification requirements mandated by Regulation S-P.
•	Should a change in this Data Privacy Policy occur, the Principal Underwriter or Transfer Agent will provide existing customers of the Fund with the updated version of the Data Privacy Policy.
•	The Transfer Agent shall maintain policies and procedures to oversee the adequacy of security measures used by any non-affiliated third-parties that do business with the Transfer Agent and to ensure such measures are compliant with the requirements under Regulation S-P. Appropriate confidentiality language must exist in the contractual arrangements with each of these relationships.
•	The Transfer Agent, the Administrator, the Fund Accounting Agent, the Principal Underwriter, and Investment Adviser shall maintain procedures related to the security of nonpublic personal information and consumer information (including physical, electronic and procedural safeguards) and proper disposal of such information.
•	Any data privacy related questions, concerns or breaches will be brought to the attention of the Fund’s CCO.

StepStone Private Markets

Privacy Notice (unaudited) (continued)

March 31, 2024

Procedures:

1.	The Fund’s CCO will continually monitor applicable regulations that may cause policies of the Fund and/or its service providers subject to the requirements of Regulation S-P to change.
2.	Annually, the Fund’s CCO will review any independent reviews applicable to data security at the Fund’s service providers who have access to or otherwise obtain nonpublic personal information in fulfilling their obligations to the Fund.
3.	Annually, the Fund’s CCO will inquire and review, where applicable, any related data privacy issues reported by the Fund’s service providers who have access to or otherwise obtain nonpublic personal information in fulfilling their obligations to the Fund.

1For purposes of this Data Privacy Policy, the terms "customer" or "customers" includes both shareholders of the Fund and individuals who provide nonpublic personal information to the Fund, but do not invest in Fund shares.

Investment Adviser and Administrator

StepStone Group Private Wealth LLC

128 S Tryon St., Suite 1600

Charlotte, North Carolina 28202

www.stepstonepw.com

Investment Sub-Adviser

StepStone Group LP

4225 Executive Square, Suite 1600

La Jolla, California 92037

Custodian

UMB Bank, N.A.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Sub-Administrator, Transfer Agent and Sub-Accountant

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, Wisconsin 53212-3949

Phone: (414) 299-2200

Distributor

UMB Distribution Services, LLC

235 W. Galena Street

Milwaukee, Wisconsin 53212-3949

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, New York 10001

(b) Not applicable.

ITEM 2. CODE OF ETHICS.

(a) StepStone Private Markets (the “Fund” or the “Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b) Not applicable.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d) The Registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e) Not applicable.

(f) The Registrant’s Code of Ethics is attached as Exhibit (a)(1) to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Mr. Tracy Schmidt who is independent as defined in Form N-CSR Item 3 (a)(2).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for the years ended March 31, 2024 and March 31, 2023 for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each year or period are $0.30 million and $0.24 million, respectively.

Audit-Related Fees

(b) The aggregate fees billed for the years ended March 31, 2024 and March 31, 2023 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $0.01 million and $0.03 million, respectively. Audited-related fees principally includes fees associated with reviewing and providing comments on semi-annual reports and issuing consents.

Tax Fees

(c) The aggregate fees billed for the years ended March 31, 2024 and March 31, 2023 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are $0.20 million and $0.14 million, respectively. Tax-related fees principally includes fees associated with the preparation of taxable income calculations and federal income tax forms.

All Other Fees

(d) The aggregate fees billed for the years ended March 31, 2024 and March 31, 2023 for products and services provided by the principal accountant other than the services reported in paragraphs (a) through (c) of this Item are $0 and $0, respectively.

(e)(1) During its regularly scheduled periodic meetings, the Registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Registrant.

The audit committee may, from time to time, delegate to one or more of its members who are “independent trustees” (as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) pre-approval authority for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees that are pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: (i) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the Registrant to its principal accountant during the fiscal year in which services are provided; (ii) such services were not recognized by the Registrant at the time of engagement as non-audit services; and (iii) such services are promptly brought to the attention of the audit committee of the Registrant, approved prior to the completion of the audit, and approved based upon a determination that the service is eligible for waiver.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable.

(c) 0%

(d) Not applicable.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the years ended March 31, 2024 and March 31, 2023 were $1.82 million and $1.71 million, respectively.

(h) The Registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. No such services were rendered.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Shareholders filed under Item 1(a) of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund’s investment adviser, StepStone Group Private Wealth LLC (the “Adviser”), has delegated proxy voting responsibility to StepStone Group LP (the “Sub-Adviser”). The Sub-Adviser’s exercise of this delegated proxy voting authority on behalf of the Fund is subject to the oversight of the Adviser.

The policies and procedures used by the Sub-Adviser to determine how to vote proxies relating to portfolio securities is set forth below:

PROXY VOTING POLICY

Pursuant to Rule 206(4)-6 and Rule 204-2 under the Investment Advisers Act of 1940 (the “Advisers Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Advisers Act, for an investment adviser to exercise voting authority with respect to client securities, unless (A) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (B) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (C) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

Voting Proxies

The Sub-Adviser is responsible for voting proxies on behalf of the Fund. The Sub-Adviser must vote proxies in a way that is consistent with the Sub-Adviser’s fiduciary duty to the Fund, and any investment policy of the Fund and maintain records of proxies voted, together with a brief explanation why votes were cast in a particular way.

The Sub-Adviser, as a matter of policy and as a fiduciary to the Fund, has responsibility for voting proxies for portfolio securities consistent with the best economic interest of the Fund. The Sub-Adviser’s policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as make information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

The Sub-Adviser has adopted the following procedures to implement StepStone’s firm policy in regard to the Fund.

Voting Procedures

All investment professionals will forward any proxy materials received on behalf of the Fund to the Sub-Adviser’s Chief Compliance Officer, as applicable.

The Sub-Adviser’s Chief Compliance Officer, as applicable, will verify the Fund holds the security to which the proxy relates.

Absent material conflicts, the investment professionals responsible for the investment to which the proxy materials relate, in consultation with Sub-Adviser’s Chief Compliance Officer will determine how the Sub-Adviser should vote the proxy in accordance with applicable voting guidelines, complete the proxy, and vote the proxy in a timely and appropriate manner.

Voting Guidelines

The Sub-Adviser will vote proxies in the best interests of the Fund. The Sub-Adviser’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client or as documented in the file by Sub-Adviser’s Chief Compliance Officer, as applicable. Clients of the Sub-Adviser, outside of the Fund, are permitted to place reasonable restrictions on the Sub-Adviser’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

The Sub-Adviser will generally vote in favor of routine corporate housekeeping proposals such as to change capitalization (e.g., increase the authorized number of common or preferred shares of stock (to the extent there are not disproportionate voting rights per preferred share)), the election of directors, setting the time and place of the annual meeting, change of fiscal year, change of name, and selection of auditors absent conflicts of interest raised by an auditor’s non-audit services.

In the case of non-routine matters, voting decisions will generally be made in support of management, unless it is believed that such recommendation is not in the best interests of the Fund. On a case by case basis, the Sub-Adviser will decide non-routine matters, taking into account the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices. These matters include, but are not limited to, change of domicile, change in preemptive rights or cumulative voting rights, compensation plans, investment restrictions for social policy goals, precatory proposals, classification of the board of directors, poison pill proposals or amendments, recapitalizations, and super-majority voting.

The Sub-Adviser will abstain from voting if it is determined to be in the best interests of the Fund. In making such a determination, various factors will be considered, including, but not limited to, the costs associated with exercising the proxy (e.g., travel or translation costs) and any legal restrictions on trading resulting from the exercise of the proxy. In consultation with the Sub-Adviser’s Chief Compliance Officer, as applicable, the Sub-Adviser may also consider any special regulatory implications applicable to the client or the Sub-Adviser resulting from the exercise of the proxy.

Conflicts of Interest

The Sub-Adviser will identify any conflicts that exist between the interests of the Sub-Adviser and the client by reviewing the relationship of the Sub-Adviser with the issuer of each security to determine if the Sub-Adviser or any of its employees has any financial, business or personal relationship with the issuer.

If a material conflict of interest exists, the Sub-Adviser’s Chief Compliance Officer, as applicable, will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

The Sub-Adviser will maintain a record of the resolution of any conflict of interest.

Recordkeeping

The Sub-Adviser’s Chief Compliance Officer, as applicable, shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.

●	These policies and procedures and any amendments.

●	Each proxy statement that the Sub-Adviser receives.

●	A record of each vote that the Sub-Adviser casts.

●	Any document the Sub-Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to the Sub-Adviser’s Chief Compliance Officer or proxy committee, if applicable.

●	A copy of each written request from the Board for information on how the Sub-Adviser voted the Fund’s proxies, and a copy of any written response.

Private Markets Investments

Investments in private markets are often subject to contractual agreements among the investors in the fund or company. If the Sub-Adviser has the authority to vote with respect to the interests, it will exercise its rights in accord with its contractual obligations and, if its vote is not constrained by contract, the Sub-Adviser will determine how to vote based on the principles described above. Records relating to the vote will be kept for the five-year retention period.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Fund Management

The following provides biographical information about the individuals who are primarily responsible for the day-to-day management of the Registrant’s portfolio (“Portfolio Managers”) as of the date of this filing:

Thomas Keck

Mr. Keck leads the Sub-Adviser’s global research activities and the development of SPITM, the Sub-Adviser’s proprietary research database. He is also involved in the Firm’s environmental, social and governance (ESG) and risk management initiatives.

Prior to co-founding the Sub-Adviser, Mr. Keck was a managing director at Pacific Corporate Group, a private equity investment firm that oversaw over $15 billion of private equity commitments for institutional investors. Before that he was a principal with Blue Capital, a middle market buyout firm.

Mr. Keck graduated cum laude with a BA from the George Washington University and received his MBA with high honors from the University of Chicago Booth School of Business. He served in the US Navy as a Naval Flight Officer, receiving numerous decorations flying EA-6Bs off the USS Nimitz (CVN-68).

Michael Elio

Mr. Elio is a member of the Sub-Adviser’s private equity team, focusing on middle-market buyouts and secondary funds. He is also involved in advisory and portfolio management activities.

Prior to joining the Sub-Adviser in 2014, Mr. Elio was a managing director at ILPA, where he led programs around research, standards and industry strategic priorities. Before that he was a partner and managing director at LP Capital Advisors where he led the firm’s Boston office and served as the lead consultant to North American and European institutional investors. Mr. Elio was the primary consultant for many of the firm’s largest clients including public and private pension plans committing more than $5 billion annually.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by the Portfolio Managers

(As of March 31, 2024)

	Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee: (in billions)			Number of Other Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based: (in billions)
Name	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Thomas Keck	Zero accounts	Zero accounts	Zero accounts	Zero accounts	22 accounts, $57.0	Zero accounts

Michael Elio	Zero accounts	Zero accounts	10 accounts, $41.7	Zero accounts	12 accounts, $2.6	Zero accounts

Conflicts of Interest

A potential conflict of interest may arise as a result of a Portfolio Manager’s provision of advisory services to Other Accounts. Other Accounts may pay higher management fees and/or performance fees than the Fund, and this could create an incentive for a Portfolio Manager to favor such funds in the allocation of investment opportunities.

The Sub-Adviser has implemented procedures that are designed to ensure that investment opportunities are allocated in a manner that: (i) treats all of its clients fairly and equitably; (ii) prevents conflicts regarding allocation of investment opportunities among its clients; and (iii) complies with applicable regulatory requirements. For example, the Sub-Adviser uses an allocation methodology designed to allocate all investments ratably based on a defined allocation procedure. Notwithstanding the foregoing, an aggregated investment may be allocated on a different basis under certain circumstances depending on factors which include, but are not limited to, available cash, liquidity requirements, risk parameters and legal and/or regulatory requirements.

The Sub-Adviser and its investment personnel, including a Portfolio Manager, may hold investments in Other Accounts. This may create an incentive for the Sub-Adviser and its investment personnel to take investment actions based on those investment interests which might diverge, in some cases, from the interests of other clients or favor or disfavor certain funds over other funds. Any potential conflict that arises from these circumstances is mitigated by several factors, including: (i) the fact that the Sub-Adviser’s investment process is designed to achieve long-term capital appreciation as opposed to short-term profits and (ii) the fact that the allocation process is controlled by finance and compliance personnel for the Sub-Adviser.

(a)(3) Compensation Structure of Portfolio Manager

The Sub-Adviser’s philosophy on compensation is to provide senior professionals incentives that are tied to both short-term and long-term performance of the firm. All investment professionals are salaried. Further, all investment professionals are eligible for a short-term incentive bonus each year that is discretionary and based upon the professional’s performance, as well as the performance of the business.

As of March 31, 2024, compensation for the Portfolio Managers includes, a salary, a discretionary bonus and certain retirement benefits from the Sub-Adviser. Additionally, each of the Portfolio Managers owns equity interests in the Sub-Adviser and indirectly benefits from the success of the Fund based on their ownership interests.

(a)(4) Disclosure of Securities Ownership

The Fund is required to show the dollar amount range of each of Mr. Keck’s and Mr. Elio’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges to be disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As of March 31, 2024, Mr. Keck and Mr. Elio did not beneficially own shares of the Fund.

(b) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

No purchases were made during the reporting period by or on behalf of the Fund or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Fund’s equity securities that is registered by the Registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant's board of trustees during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF THE SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

(a) Not applicable.

(b) Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of ethics or any amendments thereto, that is subject to disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	StepStone Private Markets

By (Signature and Title)*	/s/ Robert W. Long
Robert W. Long, President (Principal Executive Officer)

Date	June 6, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert W. Long
Robert W. Long, President (Principal Executive Officer)

Date	June 6, 2024

By (Signature and Title)*	/s/ Kimberly S. Zeitvogel
Kimberly S. Zeitvogel, Treasurer (Principal Financial Officer)

Date	June 6, 2024

* Print the name and title of each signing officer under his or her signature.